Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
03674PAA1
36155WAE6
458207AG2
Issuer
ANTERO RESOURCES FINANCE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, JP Morgan, Wells Fargo, BNP Paribas,
Calyon Securities,
Comerica Securities, Credit Suisse, Deutsche Bank,
Keybanc, Lloyds
TSB Bank, Mitsubishi
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ANTERO 9 3/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
375,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
375,000,000
425,000,000
500,000,000
Public offering price
99.299
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.50%
2.00%
1.75%
Rating
Caa1 / B+
B2 / BB-
B3 / B+
Current yield
9.25%
8.37%
8.15%
Benchmark vs Spread (basis
points)
631
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
575,000.00
570,969.25$
0.15%
2.72%
3.18%
12/31/2009
DWS High Income Plus Fund
120,000.00
119,158.80$
0.03%
2.72%
3.44%
12/31/2009
DWS High Income Trust
70,000.00
69,509.30$
0.02%
2.72%
4.39%
12/31/2009
DWS High Income VIP
75,000.00
74,474.25$
0.02%
2.72%
3.31%
12/31/2009
DWS Multi Market Income Trust
80,000.00
79,439.20$
0.02%
2.72%
3.61%
12/31/2009
DWS Strategic Income Fund
60,000.00
59,579.40$
0.02%
2.72%
1.27%
12/31/2009
DWS Strategic Income Trust
20,000.00
19,859.80$
0.01%
2.72%
3.59%
12/31/2009
Total
1,000,000.00
992,990.00$
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
03674PAA1
36155WAE6
458207AG2
Issuer
ANTERO RESOURCES FINANCE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, JP Morgan, Wells Fargo, BNP Paribas,
Calyon Securities,
Comerica Securities, Credit Suisse, Deutsche
Bank, Keybanc, Lloyds
TSB Bank, Mitsubishi
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ANTERO 9 3/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
375,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
375,000,000
425,000,000
500,000,000
Public offering price
99.299
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.50%
2.00%
1.75%
Rating
Caa1 / B+
B2 / BB-
B3 / B+
Current yield
9.25%
8.37%
8.15%
Benchmark vs Spread (basis
points)
631
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
575,000.00
570,969.25$
0.15%
2.72%
3.18%
12/31/2009
DWS High Income Plus Fund
120,000.00
119,158.80$
0.03%
2.72%
3.44%
12/31/2009
DWS High Income Trust
70,000.00
69,509.30$
0.02%
2.72%
4.39%
12/31/2009
DWS High Income VIP
75,000.00
74,474.25$
0.02%
2.72%
3.31%
12/31/2009
DWS Multi Market Income Trust
80,000.00
79,439.20$
0.02%
2.72%
3.61%
12/31/2009
DWS Strategic Income Fund
60,000.00
59,579.40$
0.02%
2.72%
1.27%
12/31/2009
DWS Strategic Income Trust
20,000.00
19,859.80$
0.01%
2.72%
3.59%
12/31/2009
Total
1,000,000.00
992,990.00$
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
15080BAA4
36155WAE6
458207AG2
Issuer
CEDC FIN CORP INTL INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs, UBS
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CEDC 9 1/8 12/01/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPM
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
380,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
380,000,000
425,000,000
500,000,000
Public offering price
99.366
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.25%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.65%
8.37%
8.15%
Benchmark vs Spread (basis
points)
645
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
5,105,000
5,072,634.30$
1.34%
3.33%
2.49%
12/31/2009
DWS High Income Plus Fund
1,085,000
1,078,121.10$
0.29%
3.33%
2.95%
12/31/2009
DWS High Income Trust
630,000
626,005.80$
0.17%
3.33%
3.34%
12/31/2009
DWS High Income VIP
655,000
650,847.30$
0.17%
3.33%
2.50%
12/31/2009
DWS Multi Market Income Trust
735,000
730,340.10$
0.19%
3.33%
2.58%
12/31/2009
DWS Strategic Income Fund
535,000
531,608.10$
0.14%
3.33%
0.57%
12/31/2009
DWS Strategic Income Trust
255,000
253,383.30$
0.07%
3.33%
2.61%
12/31/2009
Total
9,000,000
8,942,940.00$
2.37%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAB4
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan
Stanley, Bank of America, Barclays,
Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
2,000,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,000,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
8.85%
8.37%
8.15%
Benchmark vs Spread (basis
points)
602
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced Fund
50,000
50,000.00$
0.00%
3.00%
0.60%
12/31/2009
DWS High Income Fund
3,100,000
3,100,000.00$
0.16%
3.00%
0.60%
12/31/2009
DWS High Income Plus Fund
675,000
675,000.00$
0.03%
3.00%
0.66%
12/31/2009
DWS High Income Trust
375,000
375,000.00$
0.02%
3.00%
0.99%
12/31/2009
DWS High Income VIP
400,000
400,000.00$
0.02%
3.00%
0.87%
12/31/2009
DWS Lifecycle Long Range
Fund
30,000
30,000.00$
0.00%
3.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
460,000
460,000.00$
0.02%
3.00%
0.59%
12/31/2009
DWS Strategic Income Fund
325,000
325,000.00$
0.02%
3.00%
0.55%
12/31/2009
DWS Strategic Income Trust
125,000
125,000.00$
0.01%
3.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
60,000
60,000.00$
0.00%
3.00%
0.67%
12/31/2009
Total
5,600,000
5,600,000.00$
0.28%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan
Stanley, Bank of America, Barclays Capital,
Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis
points)
602
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced Fund
15,000
15,000.00$
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
775,000.00$
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
165,000.00$
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
95,000.00$
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
100,000.00$
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range
Fund
10,000
10,000.00$
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
115,000.00$
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
80,000.00$
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
30,000.00$
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
15,000.00$
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
1,400,000.00$
0.28%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
221643AC3
36155WAE6
458207AG2
Issuer
COTT BEVERAGES INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Deutsche Bank, JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BCB 8 3/8 11/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Barclays
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
215,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
215,000,000
425,000,000
500,000,000
Public offering price
98.575
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.00%
N/A
N/A
Rating
Caa1 / B
B2 / BB-
B3 / B+
Current yield
8.11%
8.37%
8.15%
Benchmark vs Spread (basis
points)
565
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
1,145,000
1,128,683.75$
0.53%
4.74%
4.11%
12/31/2009
DWS High Income Plus Fund
240,000.00
236,580.00$
0.11%
4.74%
4.09%
12/31/2009
DWS High Income Trust
140,000.00
138,005.00$
0.06%
4.74%
5.63%
12/31/2009
DWS High Income VIP
145,000.00
142,933.75$
0.07%
4.74%
4.13%
12/31/2009
DWS Multi Market Income Trust
165,000.00
162,648.75$
0.08%
4.74%
4.69%
12/31/2009
DWS Strategic Income Fund
120,000.00
118,290.00$
0.06%
4.74%
2.15%
12/31/2009
DWS Strategic Income Trust
45,000.00
44,358.75$
0.02%
4.74%
4.75%
12/31/2009
Total
2,000,000
1,971,500.00$
0.92%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
228227BA1
00828BAC9
707569AM1
Issuer
CROWN CASTLE INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Barclays, Calyon,
Deutsche Bank,
Morgan Stanley, RBS, TD Securities
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche Bank,
RBS, Wells Fargo,
Calyon, Commerzbank, Daiwa Securities,
Keybanc Capital Markets,
TD Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 7 1/8 11/01/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Barclays
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold
to QIBs
500,000,000
225,000,000
325,000,000
Total amount of any
concurrent public offering
0
0
0
Total
500,000,000
225,000,000
325,000,000
Public offering price
99.500
98.799
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.25%
0.65%
2.00%
Rating
B1 / B
B1 / B+
B1 / BB-
Current yield
7.13%
9.91%
8.54
Benchmark vs Spread (basis
points)
387
1029
499
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
2,285,000.00
2,273,575.00$
0.45%
0.25%
0.00%
10/20/2009
DWS High Income Plus Fund
485,000.00
482,575.00$
0.10%
0.25%
0.00%
10/20/2009
DWS High Income Trust
280,000.00
278,600.00$
0.06%
-0.50%
5.51%
12/31/2009
DWS High Income VIP
295,000.00
293,525.00$
0.06%
0.25%
0.00%
10/20/2009
DWS Multi Market Income Trust
325,000.00
323,375.00$
0.06%
-0.50%
4.22%
12/31/2009
DWS Strategic Income Fund
240,000.00
238,800.00$
0.05%
0.25%
0.00%
10/20/2009
DWS Strategic Income Trust
90,000.00
89,550.00$
0.02%
-0.50%
4.16%
12/31/2009
Total
4,000,000.00
3,980,000.00$
0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
302203AA2
36155WAE6
458207AG2
Issuer
EXPRO FINANCE LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Deutsche Bank, Goldman Sachs, Natixis
Securities, RBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
1,400,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,400,000,000
425,000,000
500,000,000
Public offering price
96.207
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.00%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.59%
8.37%
8.15%
Benchmark vs Spread (basis
points)
622
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced Fund
40,000
38,482.80$
0.00%
3.16%
-0.22%
12/31/2009
DWS High Income Fund
4,465,000
4,641,034.44$
0.32%
3.16%
1.10%
12/31/2009
DWS High Income Plus Fund
965,000
928,397.55$
0.07%
3.16%
1.30%
12/31/2009
DWS High Income Trust
560,000
538,759.20$
0.04%
3.16%
1.51%
12/31/2009
DWS High Income VIP
575,000
553,190.25$
0.04%
3.16%
1.08%
12/31/2009
DWS Lifecycle Long Range
Fund
25,000
24,051.75$
0.00%
3.16%
-0.12%
12/31/2009
DWS Multi Market Income Trust
660,000
634,966.20$
0.05%
3.16%
1.11%
12/31/2009
DWS Strategic Income Fund
480,000
461,793.60$
0.03%
3.16%
0.00%
12/31/2009
DWS Strategic Income Trust
185,000
177,982.95$
0.01%
3.16%
1.17%
12/31/2009
DWS Strategic Income VIP
45,000
43,293.15$
0.00%
3.16%
0.00%
12/31/2009
Total
8,000,000
8,041,951.89$
0.57%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
31572UAA4
00828BAC9
707569AM1
Issuer
FIBRIA OVERSEAS FINANCE
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Deutsche Bank, JP Morgan,
BB Securities, BNP
Paribas, Bradesco, Calyon, ING
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche Bank,
RBS, Wells Fargo,
Calyon, Commerzbank, Daiwa Securities,
Keybanc Capital Markets,
TD Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FIBRIA 9 1/4 10/30/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
8/6/2009
8/10/2009
Total amount of offering sold
to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
99.200
98.799
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
0.40%
0.65%
2.00%
Rating
Ba1 / BB
B1 / B+
B1 / BB-
Current yield
8.21%
9.91%
8.54
Benchmark vs Spread (basis
points)
584.7
1029
499
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
1,690,000.00
1,676,480.00$
0.17%
13.16%
3.41%
12/31/2009
DWS High Income Plus Fund
360,000.00
357,120.00$
0.04%
13.16%
3.79%
12/31/2009
DWS High Income Trust
210,000.00
208,320.00$
0.02%
13.16%
4.79%
12/31/2009
DWS High Income VIP
215,000.00
213,280.00$
0.02%
13.16%
3.64%
12/31/2009
DWS Multi Market Income Trust
245,000.00
243,040.00$
0.02%
13.16%
3.98%
12/31/2009
DWS Strategic Income Fund
180,000.00
178,560.00$
0.02%
13.16%
1.93%
12/31/2009
DWS Strategic Income Trust
100,000.00
99,200.00$
0.01%
13.16%
3.92%
12/31/2009
Total
3,000,000.00
2,976,000.00$
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345370CN8
36155WAE6
458207AG2
Issuer
FORD MOTOR COMPANY
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays, Citigroup,
Deutsche Bank,
Goldman Sachs, JP Morgan, Morgan Stanley, RBS,
BNP Paribas,
HSBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
F 4 1/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
2,875,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,875,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.25%
2.00%
1.75%
Rating
Caa1 / CCC
B2 / BB-
B3 / B+
Current yield
3.02%
8.37%
8.15
Benchmark vs Spread (basis
points)
117.1
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
1,390,000
$1,390,000.00
0.05%
12.00%
1.35%
11/19/2009
DWS High Income Plus Fund
310,000
$310,000.00
0.01%
12.00%
1.35%
11/19/2009
DWS High Income Trust
180,000
$180,000.00
0.01%
12.00%
0.95%
11/19/2009
DWS High Income VIP
185,000
$185,000.00
0.01%
12.00%
1.76%
11/19/2009
DWS Multi Market Income Trust
280,000
$280,000.00
0.01%
12.00%
1.27%
11/19/2009
DWS Strategic Income Fund
85,000
$85,000.00
0.00%
12.00%
1.60%
11/19/2009
DWS Strategic Income Trust
70,000
$70,000.00
0.00%
12.00%
1.32%
11/19/2009
Total
2,500,000
$2,500,000.00
0.09%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
36155WAE6
983130AL9
458207AG2
Issuer
GCI INC
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Calyon Securities, Deutsche Bank, Janney
 Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America Merrill Lynch, Deutsche Bank,
BNP Paribas, RBS,
UBS
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 8 5/8 11/15/19
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Morgan Stanley
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
10/9/2009
10/14/2009
Total amount of offering sold
to QIBs
425,000,000
500,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
425,000,000
500,000,000
500,000,000
Public offering price
99.170
97.823
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.00%
N/A
N/A
Rating
B2 / BB-
Ba2e / BB+
B3 / B+
Current yield
8.37%
7.74%
8.15
Benchmark vs Spread (basis
points)
533
504
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
855,000.00
847,903.50$
0.20%
1.72%
4.11%
12/31/2009
DWS High Income Plus Fund
180,000.00
178,506.00$
0.04%
1.72%
4.60%
12/31/2009
DWS High Income Trust
105,000.00
104,128.50$
0.02%
1.72%
5.39%
12/31/2009
DWS High Income VIP
110,000.00
109,087.00$
0.03%
1.72%
4.13%
12/31/2009
DWS Multi Market Income Trust
125,000.00
123,962.50$
0.03%
1.72%
4.57%
12/31/2009
DWS Strategic Income Fund
90,000.00
89,253.00$
0.02%
1.72%
2.15%
12/31/2009
DWS Strategic Income Trust
35,000.00
34,709.50$
0.01%
1.72%
4.58%
12/31/2009
Total
1,500,000.00
1,487,550.00$
0.35%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
42210PAM4
00828BAC9
707569AM1
Issuer
HEADWATERS INC
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Deutsche Bank,
Morgan Stanley
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche Bank,
RBS, Wells Fargo,
Calyon, Commerzbank, Daiwa Securities,
Keybanc Capital Markets,
TD Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HW 11 3/8 11/01/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold
to QIBs
328,250,000
225,000,000
325,000,000
Total amount of any
concurrent public offering
0
0
0
Total
328,250,000
225,000,000
325,000,000
Public offering price
99.067
98.799
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.00%
0.65%
2.00%
Rating
B2 / B+
B1 / B+
B1 / BB-
Current yield
10.68%
9.91%
8.54%
Benchmark vs Spread (basis
points)
936
1029
499
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
575,000
569,635.25$
0.18%
2.96%
0.00%
10/20/2009
DWS High Income Plus Fund
120,000.00
118,880.40$
0.04%
2.96%
0.00%
10/20/2009
DWS High Income Trust
70,000.00
69,346.90$
0.02%
2.96%
0.00%
10/20/2009
DWS High Income VIP
75,000.00
74,300.25$
0.02%
2.96%
0.00%
10/20/2009
DWS Multi Market Income Trust
80,000.00
79,253.60$
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Fund
60,000.00
59,440.20$
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Trust
20,000.00
19,813.40$
0.01%
2.96%
0.00%
10/20/2009
Total
1,000,000
990,670.00$
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
550243AA7
00828BAC9
707569AM1
Issuer
LUMENA RESOURCES CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
BOC International, Credit Suisse, Deutsche Bank
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche Bank,
RBS, Wells Fargo,
Calyon Securities, Commerzbank, Daiwa Securities,
Keybanc Capital
Markets, TD Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
LUMENA 12 10/27/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/21/2009
8/6/2009
8/10/2009
Total amount of offering sold
to QIBs
250,000,000
225,000,000
325,000,000
Total amount of any
concurrent public offering
0
0
0
Total
250,000,000
225,000,000
325,000,000
Public offering price
99.085
98.799
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
1.00%
0.65%
2.00%
Rating
B1 / BB-
B1 / B+
B1 / BB-
Current yield
13.95%
9.91%
8.54%
Benchmark vs Spread (basis
points)
991.1
1029
499
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
8,740,000.00
8,660,029.00$
3.46%
-17.24%
3.88%
12/31/2009
DWS High Income Plus Fund
1,865,000.00
1,847,935.25$
0.74%
-17.24%
4.11%
12/31/2009
DWS High Income Trust
545,000.00
540,013.25$
0.22%
-17.24%
5.39%
12/31/2009
DWS High Income VIP
1,120,000.00
1,109,752.00$
0.44%
-17.24%
3.97%
12/31/2009
DWS Multi Market Income Trust
635,000.00
629,189.75$
0.25%
-17.24%
4.22%
12/31/2009
DWS Strategic Income Fund
925,000.00
916,536.25$
0.37%
-17.24%
1.97%
12/31/2009
DWS Strategic Income Trust
170,000.00
168,444.50$
0.07%
-17.24%
4.25%
12/31/2009
Total
14,000,000.00
13,871,900.00$
5.55%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
63934EAM0
00828BAC9
707569AM1
Issuer
NAVISTAR INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Citigroup, Credit Suisse,
Deutsche Bank, Goldman
Sachs, JP Morgan, RBC, Scotia Capital, UBS
Bank of America, Barclays, Deutsche Bank, JP Morgan,
Wells Fargo
Bank of America Merrill Lynch, Deutsche Bank, RBS,
Wells Fargo,
Calyon Securities, Commerzbank, Daiwa Securities,
Keybanc Capital
Markets, TD Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAV 8 1/4 11/01/21
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2009
8/6/2009
8/10/2009
Total amount of offering sold
to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any
concurrent public offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
96.328
98.799
100.000
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
1.65%
0.65%
2.00%
Rating
B1 / BB-
B1 / B+
B1 / BB-
Current yield
7.92%
9.91%
8.54
Benchmark vs Spread (basis
points)
495
1029
499
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
4,120,000.00
3,968,713.60$
0.40%
1.48%
0.67%
11/12/2009
DWS High Income Plus Fund
880,000.00
847,686.40$
0.08%
1.48%
0.50%
11/12/2009
Total
5,000,000.00
4,816,400.00$
0.48%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
62886HAD3
36155WAE6
458207AG2
Issuer
NCL CORP LTD
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Citigroup, Deutsche Bank, JP Morgan,
DnB NOR Markets,
HSBC, UBS
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche
Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
STRC 11 3/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Barclays
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
450,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
450,000,000
425,000,000
500,000,000
Public offering price
98.834
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.47%
2.00%
1.75%
Rating
B3 / B+
B2 / BB-
B3 / B+
Current yield
11.63%
8.37%
8.15%
Benchmark vs Spread (basis
points)
892
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
1,710,000
1,690,061.40$
0.38%
0.76%
0.45%
11/10/2009
DWS High Income Plus Fund
360,000.00
355,802.40$
0.08%
0.76%
0.45%
11/10/2009
DWS High Income Trust
215,000.00
212,493.10$
0.05%
0.76%
0.00%
11/4/2009
DWS High Income VIP
220,000.00
217,434.80$
0.05%
0.76%
0.00%
11/4/2009
DWS Multi Market Income Trust
250,000.00
247,085.00$
0.05%
0.76%
0.00%
11/4/2009
DWS Strategic Income Fund
180,000.00
177,901.20$
0.04%
0.76%
0.00%
11/4/2009
DWS Strategic Income Trust
65,000.00
64,242.10$
0.01%
0.76%
0.00%
11/4/2009
Total
3,000,000
2,965,020.00$
0.66%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
89236MAA8
36155WAE6
458207AG2
Issuer
TOYS R US PROPERTY CO II
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America, Deutsche Bank, Goldman Sachs,
Wells Fargo,
Barclays, Citigroup, Credit Suisse, JP Morgan,
Morgan Stanley
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital, Credit Suisse,
Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TOY 8 1/2 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
725,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
725,000,000
425,000,000
500,000,000
Public offering price
98.573
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
1.97%
2.00%
1.75%
Rating
Ba2 / B+
B2 / BB-
B3 / B+
Current yield
8.19%
8.37%
8.15
Benchmark vs Spread (basis
points)
553
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
2,855,000.00
2,814,259.15$
0.39%
0.94%
0.00%
11/10/2009
DWS High Income Plus Fund
605,000.00
596,366.65$
0.08%
0.94%
0.00%
11/10/2009
DWS High Income Trust
360,000.00
354,862.80$
0.05%
0.94%
0.00%
11/10/2009
DWS High Income VIP
360,000.00
354,862.80$
0.05%
0.94%
0.00%
11/10/2009
DWS Multi Market Income Trust
410,000.00
404,149.30$
0.06%
0.94%
0.00%
11/10/2009
DWS Strategic Income Fund
300,000.00
295,719.00$
0.04%
0.94%
0.00%
11/10/2009
DWS Strategic Income Trust
110,000.00
108,430.30$
0.01%
0.94%
0.00%
11/10/2009
Total
5,000,000.00
4,928,650.00$
0.68%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AF3
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Deutsche Bank, Goldman
Sachs, JP Morgan, Morgan Stanley
Bank of America Merrill Lynch, Deutsche Bank,
BNP Paribas, RBS,
UBS
Bank of America, Barclays Capital, Credit Suisse,
Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 10 7/8 11/15/16
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold
to QIBs
225,000,000
500,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
225,000,000
500,000,000
500,000,000
Public offering price
98.796
97.823
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.50%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
10.88%
7.74%
8.15%
Benchmark vs Spread (basis
points)
807
504
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
570,000
563,137.20$
0.25%
1.47%
0.00%
10/27/2009
DWS High Income Plus Fund
120,000.00
118,555.20$
0.05%
1.47%
0.00%
10/27/2009
DWS High Income Trust
70,000.00
69,157.20$
0.03%
1.47%
0.00%
10/27/2009
DWS High Income VIP
75,000.00
74,097.00$
0.03%
1.47%
0.00%
10/27/2009
DWS Multi Market Income Trust
85,000.00
83,976.60$
0.04%
1.47%
0.00%
10/27/2009
DWS Strategic Income Fund
60,000.00
59,277.60$
0.03%
1.47%
0.00%
10/27/2009
DWS Strategic Income Trust
20,000.00
19,759.20$
0.01%
1.47%
0.00%
10/27/2009
Total
1,000,000
987,960.00$
0.44%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AD8
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Deutsche Bank, Goldman
Sachs, JP Morgan, Morgan Stanley
Bank of America Merrill Lynch, Deutsche Bank,
BNP Paribas, RBS,
UBS
Bank of America, Barclays Capital, Credit Suisse,
Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 8 7/8 11/15/15
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold
to QIBs
400,000,000
500,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
400,000,000
500,000,000
500,000,000
Public offering price
98.856
97.823
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.25%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
8.88%
7.74%
8.15
Benchmark vs Spread (basis
points)
635
504
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
1,140,000.00
1,126,958.40$
0.28%
-1.37%
0.00%
11/6/2009
DWS High Income Plus Fund
240,000.00
237,254.40$
0.06%
-1.37%
0.18%
11/6/2009
DWS High Income Trust
145,000.00
143,341.20$
0.04%
-1.37%
-0.23%
11/6/2009
DWS High Income VIP
145,000.00
143,341.20$
0.04%
-1.37%
0.00%
11/6/2009
DWS Multi Market Income Trust
165,000.00
163,112.40$
0.04%
-1.37%
-0.11%
11/6/2009
DWS Strategic Income Fund
120,000.00
118,627.20$
0.03%
-1.37%
0.00%
11/6/2009
DWS Strategic Income Trust
45,000.00
44,485.20$
0.01%
-1.37%
-0.16%
11/6/2009
Total
2,000,000.00
1,977,120.00$
0.49%


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
90320RAA2
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank, Goldman Sachs,
JP Morgan
Calyon Securities, Deutsche Bank,
Janney Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 8 1/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
845,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
845,000,000
425,000,000
500,000,000
Public offering price
97.844
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.50%
2.00%
1.75%
Rating
B1 / BB-
B2 / BB-
B3 / B+
Current yield
7.90%
8.37%
8.15
Benchmark vs Spread (basis
points)
670
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
2,860,000
2,798,338.40$
0.34%
3.35%
2.95%
12/31/2009
DWS High Income Plus Fund
605,000
591,956.20$
0.07%
3.35%
3.11%
12/31/2009
DWS High Income Trust
350,000
342,454.00$
0.04%
3.35%
3.92%
12/31/2009
DWS High Income VIP
365,000
357,130.60$
0.04%
3.35%
2.99%
12/31/2009
DWS Multi Market Income Trust
410,000
401,160.40$
0.05%
3.35%
3.04%
12/31/2009
DWS Strategic Income Fund
300,000
293,532.00$
0.03%
3.35%
0.83%
12/31/2009
DWS Strategic Income Trust
110,000
107,628.40$
0.01%
3.35%
3.09%
12/31/2009
Total
5,000,000
4,892,200.00$
0.59%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

2.5%
BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
053773AK3
431318AJ3
563571AG3
Issuer
AVIS BUDGET CAR RENTAL LLC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CITI, DB, JPM
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAR 9 5/8 03/15/18
HILCRP 8 02/15/22
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/5/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
450,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
300,000,000
400,000,000
Public offering price
98.63
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
9.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
Benchmark vs Spread (basis points)
655
455
609
DWS High Income Trust
135,000
133,157
0.03%
5.95%
2.27%
3/31/2010
$
DWS High Income VIP
260,000
256,435
0.06%
5.95%
1.64%
3/31/2010
$
DWS High Income Fund
2,120,000
2,090,956
0.46%
5.95%
1.78%
3/31/2010
$
DWS Strategic Income VIP
45,000
44,384
0.01%
5.95%
1.09%
3/31/2010
$
DWS Lifecycle Long Range Fund
25,000
24,659
0.01%
5.95%
1.67%
3/31/2010
$
DWS High Income Plus Fund
470,000
463,561
0.10%
5.95%
1.72%
3/31/2010
$
DWS Strategic Income Fund
240,000
236,712
0.05%
5.95%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
160,000
157,808
0.04%
5.95%
2.15%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,383
0.01%
5.95%
2.19%
3/31/2010
$
Total
3,500,000
3,452,050
0.77%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018
HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
650,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
650,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
7.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
850,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
850,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
??.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
404
455
609
DWS High Income Trust
355,000
355,000
0.04%
4.50%
1.28%
3/31/2010
$
DWS High Income VIP
340,000
340,000
0.04%
4.50%
1.04%
3/31/2010
$
DWS High Income Fund
2,760,000
2,760,000
0.32%
4.50%
1.12%
3/31/2010
$
DWS Strategic Income VIP
55,000
55,000
0.01%
4.50%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
30,000
0.00%
4.50%
1.06%
3/31/2010
$
DWS High Income Plus Fund
605,000
605,000
0.07%
4.50%
1.26%
3/31/2010
$
DWS Strategic Income Fund
315,000
315,000
0.04%
4.50%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
425,000
425,000
0.05%
4.50%
1.06%
3/31/2010
$
DWS Strategic Income Trust
115,000
115,000
0.01%
4.50%
1.10%
3/31/2010
$
Total
5,000,000
5,000,000
0.59%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed

$
$
Benchmark vs Spread (basis points)
415
455
609
DWS High Income Trust
140,000
140,000
0.02%
4.25%
1.28%
3/31/2010
$
DWS High Income VIP
135,000
135,000
0.02%
4.25%
1.04%
3/31/2010
$
DWS High Income Fund
1,105,000
1,105,000
0.17%
4.25%
1.12%
3/31/2010
$
DWS Strategic Income VIP
25,000
25,000
0.00%
4.25%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
4.25%
1.06%
3/31/2010
$
DWS High Income Plus Fund
245,000
245,000
0.04%
4.25%
1.26%
3/31/2010
$
DWS Strategic Income Fund
125,000
125,000
0.02%
4.25%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
170,000
170,000
0.03%
4.25%
1.06%
3/31/2010
$
DWS Strategic Income Trust
45,000
45,000
0.01%
4.25%
1.10%
3/31/2010
$
Total
2,000,000
2,000,000
0.31%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

JP MORGAN
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
153527AG1
92203PAD8
695459AE7
Issuer
CENTRAL GARDEN AND PET CO
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CENT 8.25 2018
VANGUA 8 02/01/20
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
400,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000,000
950,000,000
300,000,000
Public offering price
100
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/B
B3/CCC+
NR/NR
Current yield
8.1
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
Benchmark vs Spread (basis points)
565
494
539
DWS High Income Trust
230,000
230,000
0.06%
1.38%
3.95%
3/31/2010
$
DWS High Income Fund
1,765,000
1,765,000
0.44%
1.38%
3.34%
3/31/2010
$
DWS Strategic Income VIP
35,000
35,000
0.01%
1.38%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
20,000
0.01%
1.38%
4.42%
3/31/2010
$
DWS High Income Plus Fund
385,000
385,000
0.10%
1.38%
3.67%
3/31/2010
$
DWS Strategic Income Fund
210,000
210,000
0.05%
1.38%
1.99%
3/31/2010
$
DWS Multi Market Income Trust
280,000
280,000
0.07%
1.38%
4.42%
3/31/2010
$
DWS Strategic Income Trust
75,000
75,000
0.02%
1.38%
3.70%
3/31/2010
$
Total
3,000,000
3,000,000
0.78%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AM8
431318AJ3
563571AG3
Issuer
CINCINNATI BELL INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, DB, MS, RBS, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.75 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
625,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
625,000,000
300,000,000
400,000,000
Public offering price
98.60
98.32
100.00
00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2 /B-
B2/BB-
Caa1/BB-
Current yield
8.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*

$
$
$
Benchmark vs Spread (basis points)
565
455
609
DWS High Income Trust
1,295,000
1,276,870
0.20%
2.31%
1.50%
3/31/2010
$
DWS High Income VIP
350,000
345,100
0.06%
2.31%
1.19%
3/31/2010
$
DWS High Income Fund
3,155,000
3,110,830
0.50%
2.31%
1.34%
3/31/2010
$
DWS Strategic Income VIP
170,000
167,620
0.03%
2.31%
0.67%
3/31/2010
$
DWS Lifecycle Long Range Fund
95,000
93,670
0.01%
2.31%
1.18%
3/31/2010
$
DWS High Income Plus Fund
695,000
685,270
0.11%
2.31%
1.26%
3/31/2010
$
DWS Strategic Income Fund
735,000
724,710
0.12%
2.31%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
1,185,000
1,168,410
0.19%
2.31%
1.50%
3/31/2010
$
DWS Strategic Income Trust
320,000
315,520
0.05%
2.31%
1.49%
3/31/2010
$
Total
8,000,000
7,888,000
1.26%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
19190AAA5
097751AS0
701081AS0
Issuer
COFFEYVILLE RESOURCES LLC
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CFVRES 9 2015
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/25/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
275,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
275,000,000
650,000,000
300,000,000
Public offering price
99.51
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.9
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*

$
$
$
$
$
$
Benchmark vs Spread (basis points)
651
415
576
DWS High Income Trust
70,000
69,657
0.03%
2.25%
0.32%
3/31/2010
$
DWS High Income VIP
70,000
69,657
0.03%
2.25%
0.15%
3/31/2010
$
DWS High Income Fund
545,000
542,330
0.20%
2.25%
0.43%
3/31/2010
$
DWS Strategic Income VIP
10,000
9,951
0.00%
2.25%
0.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,951
0.00%
2.25%
0.60%
3/31/2010
$
DWS High Income Plus Fund
120,000
119,412
0.04%
2.25%
0.80%
3/31/2010
$
DWS Strategic Income Fund
65,000
64,682
0.02%
2.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
85,000
84,584
0.03%
2.25%
0.32%
3/31/2010
$
DWS Strategic Income Trust
25,000
24,878
0.01%
2.25%
0.30%
3/31/2010
$
Total
1,000,000
995,110
0.36%
^The Security and Fund Performance is calculated
based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security,
the final sale date is listed. If a Fund still held
the security as of the quarter-end, the quarter-end
date is listed.
$
CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
25380WAC0
431318AJ3
563571AG3
Issuer
DIGICEL GROUP LTD
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DLLTD 10.5 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
775,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
775,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Caa1/N/A
B2/BB-
Caa1/BB-
Current yield
10.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
Benchmark vs Spread (basis points)
715
455
609
DWS High Income Trust
100,000
100,000
0.01%
3.75%
1.17%
3/31/2010
$
DWS High Income VIP
190,000
190,000
0.02%
3.75%
0.89%
3/31/2010
$
DWS High Income Fund
1,530,000
1,530,000
0.20%
3.75%
1.12%
3/31/2010
$
DWS Strategic Income VIP
100,000
100,000
0.01%
3.75%
0.42%
3/31/2010
$
DWS Lifecycle Long Range Fund
100,000
100,000
0.01%
3.75%
0.35%
3/31/2010
$
DWS High Income Plus Fund
340,000
340,000
0.04%
3.75%
1.11%
3/31/2010
$
DWS Strategic Income Fund
175,000
175,000
0.02%
3.75%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
115,000
115,000
0.01%
3.75%
0.96%
3/31/2010
$
DWS Strategic Income Trust
100,000
100,000
0.01%
3.75%
1.03%
3/31/2010
$
Total
2,750,000
2,750,000
0.35%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020
CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
1,250,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /B-
B2/B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
$
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
$
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
$
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
$
Total
3,000,000
3,000,000
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020
CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
1,250,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /B-
B2/B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
$
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
$
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
$
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
$
Total
3,000,000
3,000,000
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
36186RAA8
431318AJ3
563571AG3
Issuer
GMAC INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, DB, MS, CITI, BNP, CS, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
1,900,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,900,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
8.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
445.5
455
609
DWS High Income Trust
495,000
486,684
0.03%
4.25%
1.50%
3/31/2010
$
DWS High Income VIP
480,000
471,936
0.02%
4.25%
1.19%
3/31/2010
$
DWS High Income Fund
3,850,000
3,785,320
0.20%
4.25%
1.34%
3/31/2010
$
DWS Strategic Income VIP
80,000
78,656
0.00%
4.25%
0.67%
3/31/2010
$
DWS Lifecycle Long Range Fund
40,000
39,328
0.00%
4.25%
1.18%
3/31/2010
$
DWS High Income Plus Fund
850,000
835,720
0.04%
4.25%
1.26%
3/31/2010
$
DWS Strategic Income Fund
445,000
437,524
0.02%
4.25%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
600,000
589,920
0.03%
4.25%
1.50%
3/31/2010
$
DWS Strategic Income Trust
160,000
157,312
0.01%
4.25%
1.49%
3/31/2010
$
Total
7,000,000
6,882,400
0.36%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

BARCLAYS
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
471109AD0
18451QAA6
302203AA2
Issuer
JARDEN CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BCLY, DB, GS, SUNTRST, UBS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JAH 7.5 2020
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
275,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
275,000,000
500,000,000
1,400,000,000
Public offering price
99.14
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 /B
B2/B
B1/B+
Current yield
7.4
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
385
602
622
DWS High Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income VIP
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income Plus Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS Multi Market Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
Total
500,000
495,700
0.20%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50178TAA5
097751AS0
701081AS0
Issuer
LBI ESCROW CORP
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
LYO 8 2017
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total amount of offering sold to QIBs
2,250,000,000
650,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,250,000,000
650,000,000
300,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
Ba3e/ N/A
Ba2/BB+
B1/B
Current yield
7.70
7.50
9.13
Benchmark vs Spread (basis points)
477
415
576
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income VIP
360,000
2,535,000$
0.11%
3.75%
0.43%
3/31/2010
DWS High Income
Fund
2,535,000
570,000$
0.03%
3.75%
0.80%
3/31/2010
DWS Strategic Income
VIP
100,000
360,000$
0.02%
3.75%
0.29%
3/31/2010
DWS Lifecycle Long
Range Fund
100,000
100,000$
0.00%
3.75%
0.36%
3/31/2010
DWS High Income Plus
Fund
570,000
760,000$
0.03%
3.75%
0.43%
3/31/2010
DWS Strategic Income
Fund
830,000
830,000$
0.04%
3.75%
0.21%
3/31/2010
DWS Multi Market
Income Trust
760,000
245,000$
0.01%
3.75%
0.46%
3/31/2010
DWS Strategic Income
Trust
245,000
100,000$
0.00%
3.75%
0.17%
3/31/2010
Total
5,500,000
5,500,000$
0.24%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
302203AA2
18451QAA6
527298AN3
Issuer
EXPRO FINANCE LUXEMBOURG
CLEAR CHANNEL WORLDWIDE
LEVEL 3 FINANCING INC
Underwriters
DB, GS
CITI, CS, DB, GS
BAC, BCLY, CITI, CS, DB, JPM, MS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
CCU 9 1/4 12/15/23
LVLT 10 02/01/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
12/18/2009
1/5/2010
Total amount of offering sold to QIBs
1,400,000,000
500,000,000
640,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
500,000,000
640,000,000
Public offering price
96.210
98.320
97.982
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
B1/B+
B2/B
Caa1/CCC
Current yield
8.50
9.25
10.50
Benchmark vs Spread (basis points)
622
602
692
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Trust
1,825,000
1,788,172$
0.28%
1.55%
0.43%
1/6/2010
DWS High Income VIP
395,000
387,029$
0.06%
1.55%
0.46%
1/6/2010
DWS High Income
Fund
115,000
112,679$
0.02%
1.55%
0.55%
1/6/2010
DWS Strategic Income
VIP
235,000
230,258$
0.04%
1.55%
0.45%
1/6/2010
DWS Lifecycle Long
Range Fund
20,000
19,596$
0.00%
1.55%
0.12%
1/6/2010
DWS High Income Plus
Fund
140,000
137,175$
0.02%
1.55%
0.43%
1/6/2010
DWS Strategic Income
Fund
195,000
191,065$
0.03%
1.55%
0.43%
1/6/2010
DWS Multi Market
Income Trust
40,000
39,193$
0.01%
1.55%
0.46%
1/6/2010
DWS Strategic Income
Trust
35,000
34,294$
0.01%
1.55%
0.34%
1/6/2010
Total
3,000,000
2,905,166$
0.45%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
563571AG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
MANITOWOC CO INC
Underwriters
BAC, DB, CS
JPM, DB
BAC, DB, JPM, BNP, CS, MIZUHO
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
5/10/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
400,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Caa1/BB-
Current yield
8.88
8.00
9.00
Benchmark vs Spread (basis points)
539
494
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
550,000
550,000$
0.14%
1.50%
0.00%
2/3/2010
DWS High Income
Plus Fund
120,000
120,000$
0.03%
1.50%
0.00%
2/3/2010
DWS High Income
Trust
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS High Income VIP
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Fund
60,000
60,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Trust
25,000
25,000$
0.01%
1.50%
0.00%
2/3/2010
DWS Strategic Income
VIP
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
Total
1,000,000
990,000$
0.25%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BP5
431318AJ3
563571AG3
Issuer
MGM MIRAGE
LCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, BNP, CITI, DAIWA, DB
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 9 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
2/3/2010
2/3/2010
Total amount of offering sold to QIBs
845,000,000
300,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
845,000,000
300,000,000
400,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1/B
B2/BB-
Caaa1/BB
Current yield
8.65
8.00
9.50
Benchmark vs Spread (basis points)
529
455
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
1,315,000
1,315,000$
0.16%
3.00%
1.34%
3/31/2010
DWS High Income Plus
Fund
400,000
400,000$
0.05%
3.00%
1.26%
3/31/2010
DWS High Income
Trust
280,000
280,000$
0.03%
3.00%
1.72%
3/31/2010
DWS High Income VIP
145,000
145,000$
0.02%
3.00%
1.19%
3/31/2010
DWS Lifecycle Long
Range Fund
85,000
85,000$
0.01%
3.00%
1.55%
3/31/2010
DWS Multi Market
Income Trust
590,000
590,000$
0.07%
3.00%
1.61%
3/31/2010
DWS Strategic Income
Fund
460,000
460,000$
0.05%
3.00%
0.69%
3/31/2010
DWS Strategic Income
Trust
160,000
160,000$
0.02%
3.00%
1.64%
3/31/2010
DWS Strategic Income
VIP
65,000
65,000$
0.01%
3.00%
0.75%
3/31/2010
Total
3,500,000
3,435,000$
0.41%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAE8
35906AAE8
50178TAA5
690368AH8
Issuer
NEW COMMUNICATIONS SR NT
Bank of America
OVERSEAS SHIPHLDG GROUP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
BAC, BCLY, CITI
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8.25 2017
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
1,100,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,100,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
7.74%
1.75%
Rating
Ba2 /BB
Ba3e/N/A
Ba3/BB-
Current yield
8.25
9.25
8.024691
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
771
477
495
DWS High Income Trust
409,388
409,388
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income VIP
399,306
399,306
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income Fund
3,204,288
3,204,288
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income VIP
70,731
70,731
100.00%
1.75%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
35,406
35,406
100.00%
1.75%
-0.11%
3/31/2010
$
DWS High Income Plus Fund
712,638
712,638
100.00%
1.75%
0.50%
3/31/2010
$
DWS Strategic Income Fund
379,063
379,063
100.00%
1.75%
-0.21%
3/31/2010
$
DWS Multi Market Income Trust
505,444
505,444
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income Trust
136,463
136,463
100.00%
1.75%
0.08%
3/31/2010
$
Total
5,852,726
5,852,726
182.65%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
35906AAG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
New Communications Holdings Inc
Underwriters
BAC, DB, CS
JPM, DB
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
Years of continuous operation,
including
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
FTR 8.5 2020
Is the affiliate a manager or co-manager
of
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which
N/A
N/A
JP MORGAN
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
3/26/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
1,100,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
1,100,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Ba2/BB
Current yield
8.88
8.00
8.25
Benchmark vs Spread (basis points)
539
494
464
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
1,590,000
1,590,000$
0.14%
0.75%
0.21%
3/31/2010
DWS High Income
Plus Fund
350,000
350,000$
0.03%
0.75%
0.80%
3/31/2010
DWS High Income
Trust
205,000
205,000$
0.02%
0.75%
0.21%
3/31/2010
DWS High Income
VIP
195,000
195,000$
0.02%
0.75%
0.15%
3/31/2010
DWS Lifecycle Long
Range Fund
15,000
15,000$
0.00%
0.75%
0.46%
3/31/2010
DWS Multi Market
Income Trust
250,000
250,000$
0.02%
0.75%
0.21%
3/31/2010
DWS Strategic
Income Fund
190,000
190,000$
0.02%
0.75%
0.00%
3/31/2010
DWS Strategic
Income Trust
65,000
65,000$
0.01%
0.75%
0.23%
3/31/2010
DWS Strategic
Income VIP
35,000
785,567$
0.00%
0.75%
0.08%
3/31/2010
Total
2,895,000
3,645,567$
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
35906AAC2
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
New Communications Holdings Inc
Underwriters
BAC, DB, CS
JPM, DB
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
Years of continuous operation, including
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
FTR 7.875 2015
Is the affiliate a manager or co-manager of
N/A
N/A
Co-Manager
Name of underwriter or dealer from which
N/A
N/A
JP MORGAN
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
3/26/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
950,000,000
500,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Ba2/BB
Current yield
8.88
8.00
7.88
Benchmark vs Spread (basis points)
539
494
516
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS High Income Fund
530,000
530,000$
0.11%
2.75%
0.21%
3/31/2010
DWS High Income Plus
Fund
115,000
115,000$
0.02%
2.75%
0.80%
3/31/2010
DWS High Income Trust
70,000
70,000$
0.01%
2.75%
0.21%
3/31/2010
DWS High Income VIP
65,000
65,000$
0.01%
2.75%
0.15%
3/31/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
2.75%
0.46%
3/31/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
2.75%
0.21%
3/31/2010
DWS Strategic Income
Fund
60,000
60,000$
0.01%
2.75%
0.00%
3/31/2010
DWS Strategic Income
Trust
20,000
20,000$
0.00%
2.75%
0.23%
3/31/2010
DWS Strategic Income
VIP
10,000
785,567$
0.00%
2.75%
0.08%
3/31/2010
Total
965,000
1,740,567$
0.19%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAJ7
92203PAD8
695459AE7
Issuer
New Communications Holdings Inc
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
JPM, DB
BAC, DB, CS
Years of continuous operation,
including
> 3 years
> 3 years
> 3 years
Security
FTR 8.75 2022
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/26/2010
1/20/2010
1/7/2010
Total amount of offering sold to QIBs
500,000,000
950,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
950,000,000
300,000,000
Public offering price
100.000
98.320
100.530
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba2/BB
B3/CCC+
NR/NR
Current yield
8.75
8.00
8.88
Benchmark vs Spread (basis points)
459
494
539
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
545,000
545,000$
0.11%
0.00%
0.21%
3/26/2010
DWS High Income
Plus Fund
120,000
120,000$
0.02%
0.00%
0.80%
3/26/2010
DWS High Income
Trust
70,000
70,000$
0.01%
0.00%
0.21%
3/26/2010
DWS High Income
VIP
70,000
70,000$
0.01%
0.00%
0.15%
3/26/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
0.00%
0.46%
3/26/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
0.00%
0.21%
3/26/2010
DWS Strategic
Income Fund
65,000
65,000$
0.01%
0.00%
0.00%
3/26/2010
DWS Strategic
Income Trust
25,000
25,000$
0.01%
0.00%
0.23%
3/26/2010
DWS Strategic
Income VIP
10,000
785,567$
0.00%
0.00%
0.08%
3/26/2010
Total
1,000,000
1,775,567$
0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAJ7
92203PAD8
695459AE7
Issuer
New Communications Holdings Inc
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
JPM, DB
BAC, DB, CS
Years of continuous operation,
including
> 3 years
> 3 years
> 3 years
Security
FTR 8.75 2022
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/26/2010
1/20/2010
1/7/2010
Total amount of offering sold to QIBs
500,000,000
950,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
950,000,000
300,000,000
Public offering price
100.000
98.320
100.530
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba2/BB
B3/CCC+
NR/NR
Current yield
8.75
8.00
8.88
Benchmark vs Spread (basis points)
459
494
539
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
545,000
545,000$
0.11%
0.00%
0.21%
3/26/2010
DWS High Income
Plus Fund
120,000
120,000$
0.02%
0.00%
0.80%
3/26/2010
DWS High Income
Trust
70,000
70,000$
0.01%
0.00%
0.21%
3/26/2010
DWS High Income
VIP
70,000
70,000$
0.01%
0.00%
0.15%
3/26/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
0.00%
0.46%
3/26/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
0.00%
0.21%
3/26/2010
DWS Strategic
Income Fund
65,000
65,000$
0.01%
0.00%
0.00%
3/26/2010
DWS Strategic
Income Trust
25,000
25,000$
0.01%
0.00%
0.23%
3/26/2010
DWS Strategic
Income VIP
10,000
785,567$
0.00%
0.00%
0.08%
3/26/2010
Total
1,000,000
1,775,567$
0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
690368AH8
097751AS0
701081AS0
Issuer
OVERSEAS SHIPHOLDING
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OSG 8 1/8 03/30/18
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
300,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
650,000,000
300,000,000
Public offering price
98.56
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
495
415
576
DWS High Income Trust
210,000
206,976
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income VIP
205,000
202,048
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income Fund
1,665,000
1,641,024
0.56%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income VIP
35,000
34,496
0.01%
0.59%
0.00%
3/24/2010
$
DWS Lifecycle Long Range Fund
15,000
14,784
0.01%
0.61%
0.00%
3/24/2010
$
DWS High Income Plus Fund
365,000
359,744
0.12%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Fund
190,000
187,264
0.06%
0.57%
0.00%
3/24/2010
$
DWS Multi Market Income Trust
250,000
246,400
0.08%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Trust
65,000
64,064
0.02%
0.56%
0.00%
3/24/2010
$
Total
3,000,000
2,956,800
1.0%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
$
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
$
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
$
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
$
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
$
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
$
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
$
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
$
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
$
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
$
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
$
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
$
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
$
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
$
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

2.75%
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
717148AA8
50178TAA5
690368AH8
Issuer
PHARMANET DEVELOPMENT
LBI Escrow Corp
OVERSEAS SHIPHLDG GROUP
Underwriters
DB, JEFFRIES
BAC
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PHARMANET DEVELOPMENT
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
185,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
185,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.74%
1.75%
Rating
B3 /B+
Ba3e/N/A
Ba3/BB-
Current yield
10.88
8
8.02
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
1034
477
495
DWS High Income Trust
105,000
105,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income Fund
820,000
820,000
0.16%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income VIP
20,000
20,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS High Income Plus Fund
180,000
180,000
0.04%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
130,000
130,000
0.03%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Trust
35,000
35,000
0.01%
1.25%
0.00%
3/31/2010
$
Total
1,500,000
1,500,000
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

2.75%
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
717148AA8
50178TAA5
690368AH8
Issuer
PHARMANET DEVELOPMENT
LBI Escrow Corp
OVERSEAS SHIPHLDG GROUP
Underwriters
DB, JEFFRIES
BAC
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PHARMANET DEVELOPMENT
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
185,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
185,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.74%
1.75%
Rating
B3 /B+
Ba3e/N/A
Ba3/BB-
Current yield
10.88
8
8.02
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
1034
477
495
DWS High Income Trust
105,000
105,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income Fund
820,000
820,000
0.16%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income VIP
20,000
20,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS High Income Plus Fund
180,000
180,000
0.04%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
130,000
130,000
0.03%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Trust
35,000
35,000
0.01%
1.25%
0.00%
3/31/2010
$
Total
1,500,000
1,500,000
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
250,000,000
300,000,000
400,000,000
Public offering price
99.75
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BB-
Caa1/BB-
Current yield
10
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
743
455
609
DWS High Income Trust
95,000
94,763
0.04%
2.09%
0.00%
3/4/2010
$
DWS High Income VIP
185,000
184,538
0.07%
2.09%
0.00%
3/4/2010
$
DWS High Income Fund
1,520,000
1,516,200
0.61%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income VIP
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
DWS Lifecycle Long Range Fund
15,000
14,963
0.01%
2.09%
0.00%
3/4/2010
$
DWS High Income Plus Fund
335,000
334,163
0.13%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Fund
175,000
174,563
0.07%
2.09%
0.00%
3/4/2010
$
DWS Multi Market Income Trust
115,000
114,713
0.05%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Trust
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
Total
2,500,000
2,493,750
1.00%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM, MS, WELLS, CS, SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
800,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
800,000,000
500,000,000
1,400,000,000
Public offering price
98.44
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
Benchmark vs Spread (basis points)
378
602
622
DWS High Income Trust
350,000
344,540
0.04%
6.16%
3.69%
3/31/2010
$
DWS High Income VIP
355,000
349,462
0.04%
6.16%
2.55%
3/31/2010
$
DWS High Income Fund
2,770,000
2,726,788
0.35%
6.16%
2.77%
3/31/2010
$
DWS Strategic Income VIP
55,000
54,142
0.01%
6.16%
2.46%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,532
0.00%
6.16%
2.04%
3/31/2010
$
DWS High Income Plus Fund
600,000
590,640
0.08%
6.16%
2.63%
3/31/2010
$
DWS Strategic Income Fund
295,000
290,398
0.04%
6.16%
2.51%
3/31/2010
$
DWS Multi Market Income Trust
425,000
418,370
0.05%
6.16%
3.62%
3/31/2010
$
DWS Strategic Income Trust
120,000
118,128
0.02%
6.16%
3.71%
3/31/2010
$
Total
5,000,000
4,922,000
0.63%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
430,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
430,000,000
300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / B-
B2/BB-
Caa1/BB-
Current yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
$
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
$
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
$
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
$
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
$
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

CREDIT SUISSE
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
430,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
430,000,000
300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / B-
B2/BB-
Caa1/BB-
Current yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
$
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
$
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
$
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
$
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
$
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
450,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
500,000,000
1,400,000,000
Public offering price
99.18
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
Benchmark vs Spread (basis points)
492
602
622
DWS High Income Trust
40,000
39,672
0.01%
2.59%
0.00%
1/15/2010
$
DWS High Income VIP
80,000
79,344
0.02%
2.59%
0.00%
1/15/2010
$
DWS High Income Fund
605,000
600,039
0.13%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income VIP
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS Lifecycle Long Range Fund
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS High Income Plus Fund
130,000
128,934
0.03%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Fund
65,000
64,467
0.01%
2.59%
0.00%
1/15/2010
$
DWS Multi Market Income Trust
45,000
44,631
0.01%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Trust
15,000
14,877
0.00%
2.59%
0.00%
1/15/2010
$
Total
1,000,000
991,800
0.22%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
001546AL4
717148AA8
35906AAJ7
Issuer
AK STEEL CORP
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, CS, JPM, MS, UBS, WELLS,
CITI, DB, FIFTH THIRD, PNC
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AKS 7.625 2020
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
400,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
Ba3/BB
B3/B+
Ba2/BB
Current yield
7.63
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

$
$
Benchmark vs Spread (basis points)
394
827
459
DWS High Income Fund
1,095,000
1,095,000
0.27%
0.25%
0.00%
4/27/2010
$
DWS High Income Plus Fund
245,000
245,000
0.06%
0.25%
0.00%
4/27/2010
$
DWS High Income Trust
140,000
140,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS High Income VIP
140,000
140,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS Lifecycle Long Range Fund - High Yield
10,000
10,000
0.00%
0.25%
0.00%
4/27/2010
$
DWS Multi Market Income Trust- High Yield
170,000
170,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income Fund - High Yield
130,000
130,000
0.03%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income Trust- High Yield
45,000
45,000
0.01%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.01%
0.25%
0.00%
4/27/2010
$
Total
2,000,000
2,000,000
0.50%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
016745AK7
717148AA8
35906AAJ7
Issuer
ALLBRITTON COMMUNICATIONS CO
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, DB
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Allbritton Communications Co
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/22/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
455,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
455,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
B2/B
B3/B+
Ba2/BB
Current yield
8.00
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
460
827
459
DWS High Income Fund
500,000
500,000
0.11%
0.50%
0.00%
4/22/2010
$
Total
500,000
500,000
0.11%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or commission
2.00%
2.75%
1.75%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
031652BB5
717148AA8
35906AAJ7
Issuer
AMKOR TECHNOLOGY INC
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
CITI, DB
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMKR 7.375 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
345,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
345,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
Ba3/B+
B3/B+
Ba2/BB
Current yield
7.38
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
366
827
459
DWS High Income Fund
1,930,000
1,930,000
0.56%
-3.13%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
430,000
430,000
0.12%
-3.13%
-2.55%
6/30/2010
$
DWS High Income Trust
375,000
375,000
0.11%
-3.13%
-1.83%
6/30/2010
$
DWS High Income VIP
250,000
250,000
0.07%
-3.13%
-2.48%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
20,000
20,000
0.01%
-3.13%
-9.00%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
460,000
460,000
0.13%
-3.13%
-1.70%
6/30/2010
$
DWS Strategic Income Fund - High Yield
235,000
235,000
0.07%
-3.13%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
130,000
130,000
0.04%
-3.13%
-0.74%
6/30/2010
$
DWS Strategic Income VIP - High Yield
45,000
45,000
0.01%
-3.13%
-0.52%
6/30/2010
$
Total
3,875,000
3,875,000
1.12%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or commission
2.00%
2.75%
2.50%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
12429TAA2
717148AA8
35906AAJ7
Issuer
BWAY HOLDING CO
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, DB
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BWY 10 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
205,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
205,000,000
1,500,000,000
1,000,000,000
Public offering price
98.66
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B3/B-
B3/B+
Ba2/BB
Current yield
10.00
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
June 30, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
743
827
459
DWS High Income Fund
895,000
882,989
0.43%
2.00%
2.04%
6/23/2010
$
DWS High Income Plus Fund
210,000
207,182
0.10%
2.00%
1.56%
6/23/2010
$
DWS High Income Trust
60,000
59,195
0.03%
2.00%
2.43%
6/23/2010
$
DWS High Income VIP
105,000
103,591
0.05%
2.00%
1.94%
6/23/2010
$
DWS Multi Market Income Trust- High Yield
75,000
73,994
0.04%
2.00%
2.55%
6/23/2010
$
DWS Strategic Income Fund - High Yield
115,000
113,457
0.06%
2.00%
1.12%
6/23/2010
$
DWS Strategic Income Trust- High Yield
20,000
19,732
0.01%
2.00%
2.57%
6/23/2010
$
DWS Strategic Income VIP - High Yield
20,000
19,732
0.01%
2.00%
1.16%
6/23/2010
$
Total
1,500,000
1,479,870
0.72%
^The Security and Fund Performance is calculated
based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the
final sale date is listed. If a Fund still held the
security as of the quarter-end, the quarter-end
date is listed.
Underwriting spread or commission
2.00%
2.75%
1.75%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
15672WAB0
717148AA8
35906AAJ7
Issuer
CEQUEL COMMUNICATIONS HOLDINGS I
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
CS, GS, JPM, CITI, DB, RBC, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Cequel Communications Holdings I
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
600,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
600,000,000
1,500,000,000
1,000,000,000
Public offering price
102.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B3/B-
B3/B+
Ba2/BB
Current yield
8.63
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
Benchmark vs Spread (basis points)
609
827
459
DWS High Income Fund
2,915,000
2,973,300
0.50%
2.10%
-2.11%
5/18/2010
$
DWS High Income Plus Fund
720,000
734,400
0.12%
2.10%
-2.18%
5/18/2010
$
DWS High Income Trust
400,000
408,000
0.07%
2.10%
-2.48%
5/18/2010
$
DWS High Income VIP
550,000
561,000
0.09%
2.10%
-2.02%
5/18/2010
$
DWS Lifecycle Long Range Fund - High Yield
95,000
96,900
0.02%
2.10%
-4.74%
5/18/2010
$
DWS Multi Market Income Trust- High Yield
530,000
540,600
0.09%
2.10%
-1.82%
5/18/2010
$
DWS Strategic Income Fund - High Yield
445,000
453,900
0.08%
2.10%
-0.21%
5/18/2010
$
DWS Strategic Income Trust- High Yield
155,000
158,100
0.03%
2.10%
-1.88%
5/18/2010
$
DWS Strategic Income VIP - High Yield
190,000
193,800
0.03%
2.10%
-0.26%
5/18/2010
$
Total
6,000,000
6,120,000
1.02%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or commission
2.50%
2.00%
2.75%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
12629YAA9
717148AA8
35906AAJ7
Issuer
COOPER-STANDARD AUTOMOTIVE INC
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, DB, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Cooper-Standard Automotive Inc
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
450,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B2/B+
B3/B+
Ba2/BB
Current yield
8.50
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
508
827
459
DWS High Income Fund
1,200,000
1,200,000
0.27%
-0.05%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
265,000
265,000
0.06%
-0.05%
-2.55%
6/30/2010
$
DWS High Income Trust
75,000
75,000
0.02%
-0.05%
-2.81%
6/30/2010
$
DWS High Income VIP
155,000
155,000
0.03%
-0.05%
-2.48%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
15,000
15,000
0.00%
-0.05%
-9.00%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
95,000
95,000
0.02%
-0.05%
-1.70%
6/30/2010
$
DWS Strategic Income Fund - High Yield
145,000
145,000
0.03%
-0.05%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
25,000
25,000
0.01%
-0.05%
-1.83%
6/30/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.01%
-0.05%
-0.52%
6/30/2010
$
Total
2,000,000
2,000,000
0.44%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
911365AU8
817565BU7
26817CAA9
Issuer
UNITED RENTALS
SERVICE CORP INTERNATIONAL
DYNCORP INTERNTL INC
Underwriters
BAC, MS, WELLS, BCLY
BAC, JPM, MK, RAYJ, SCOTIA,
SUNTRST
CITI,BAC, BCLY, DB, OPCO, LAZ
Years of continuous operation, including
predecessors
>3 years
>3 years
> 3 years
Security
URI 9.25% 12/15/19
SCI 8% 11/15/21
DYNCORP INTERNTL INC 10.375%
7/3/2017 144A
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
N/A
N/A
OPPENHEIMER, LAZARD
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2009
11/10/2009
6/30/2010
Total amount of offering sold to QIBs
150,000,000
500,000,000
455,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
455,000,000
150,000,000
Public offering price
98.382
98.115
100.625
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.25%
2.05%
Rating
B3/B
B1/BB-
B/B1
Current yield
10.38%
8.15%
9.40%
Benchmark vs Spread (basis points)
794
472
601
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
2,150,000
2,163,438$
0.47%
0.50%
0.00%
6/30/2010
DWS High Income
Plus Fund
505,000
508,156$
0.11%
0.50%
0.50%
6/30/2010
DWS High Income
Trust
280,000
281,750$
0.06%
0.50%
0.00%
6/30/2010
DWS High Income VIP
270,000
271,688$
0.06%
0.50%
0.00%
6/30/2010
DWS Multi Market
Income Trust- High
Yield
370,000
372,313$
0.08%
0.50%
0.00%
6/30/2010
DWS Strategic Income
Fund - High Yield
275,000
276,719$
0.06%
0.50%
0.00%
6/30/2010
DWS Strategic Income
Trust- High Yield
100,000
100,625$
0.02%
0.50%
0.00%
6/30/2010
DWS Strategic Income
VIP - High Yield
50,000
50,313$
0.01%
0.50%
0.00%
6/30/2010
DWS Dreman Value
Income Edge Fund,
High Yield
2,000,000
2,012,500$
0.44%
0.50%
-0.29%
6/30/2010
Total
6,000,000
6,037,500$
1.32%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or commission
2.00%
2.75%
2.00%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AC5
717148AA8
35906AAJ7
Issuer
HARRAH'S OPERATING CO INC
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, CITI, CS, DB, JPM, GS, MS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Harrah's Operating Co Inc (HET
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
750,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
750,000,000
1,500,000,000
1,000,000,000
Public offering price
98.78
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
Ca/CCC
B3/B+
Ba2/BB
Current yield
12.75
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
919
827
459
DWS High Income Fund
2,405,000
2,375,611
0.32%
-4.75%
-1.35%
6/30/2010
$
DWS High Income Plus Fund
535,000
528,462
0.07%
-4.75%
-1.82%
6/30/2010
$
DWS High Income Trust
155,000
153,106
0.02%
-4.75%
-1.50%
6/30/2010
$
DWS High Income VIP
295,000
291,395
0.04%
-4.75%
-1.51%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
25,000
24,695
0.00%
-4.75%
-8.58%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
190,000
187,678
0.03%
-4.75%
-0.86%
6/30/2010
$
DWS Strategic Income Fund - High Yield
290,000
286,456
0.04%
-4.75%
-0.28%
6/30/2010
$
DWS Strategic Income Trust- High Yield
50,000
49,389
0.01%
-4.75%
-1.05%
6/30/2010
$
DWS Strategic Income VIP - High Yield
55,000
54,328
0.01%
-4.75%
-0.11%
6/30/2010
$
Total
4,000,000
3,951,120
0.53%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
532776AS0
20030NAZ4
413875AL9
Issuer
LIN TELEVISION
COMCAST CORP
HARRIS CORP
Underwriters
JPM, GS, DB
BAC, BCLY, BNP, WACH
CITI, MS, BAC, HSBC, JPM,
Years of continuous operation,
including predecessors
> 3 years
>3 years
>3 years
Security
LIN TELEVISION 3.375%
HRS 6.375 6/15/19
CMCSA 5.7 7/1/19
Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2010
6/15/2009
6/4/2009
Total amount of offering sold to QIBs
200,000,000
700,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
700,000,000
350,000,000
200,000,000
Public offering price
99.763
100.000
99.691
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.35%
0.65%
0.45%
Rating
B+/Ba3
Baa1/BBB+
Baa1/BBB+
Current yield
8.38%
5.71%
6.94%
Benchmark vs Spread (basis points)
483
200
275
Fund Specific Information
DWS Funds
Total
SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
250,000
250,000$
0.13%
0.63%
0.00%
4/8/2010
DWS Dreman Value
Income Edge Fund,
High Yield
250,000
250,000$
0.13%
0.25%
-4.57%
6/30/2010
Total
500,000
500,000$
0.25%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
538034AC3
20030NAZ4
413875AL9
Issuer
LIVE NATION ENT
COMCAST CORP
HARRIS CORP
Underwriters
JPM, GS, DB
BAC, BCLY, BNP, WACH
CITI, MS, BAC, HSBC, JPM,
Years of continuous operation,
including predecessors
> 3 years
>3 years
>3 years
Security
LIVE NATION ENT 8.125%
HRS 6.375 6/15/19
CMCSA 5.7 7/1/19
Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/22/2010
6/15/2009
6/4/2009
Total amount of offering sold to QIBs
250,000,000
700,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
700,000,000
350,000,000
250,000,000
Public offering price
99.763
100.000
99.691
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
0.45%
Rating
B/B1
Baa1/BBB+
Baa1/BBB+
Current yield
8.13%
5.71%
6.94%
Benchmark vs Spread (basis points)
470
200
275
Fund Specific Information
DWS Funds
Total
SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
500,000
500,000$
0.20%
2.13%
0.00%
4/22/2010
DWS Dreman Value
Income Edge Fund,
High Yield
250,000
250,000$
0.10%
1.75%
0.00%
4/22/2010
Total
750,000
750,000$
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

April 1
Underwriting spread or commission
2.00%
2.75%
1.88%
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
65339EAA2
717148AA8
35906AAJ7
Issuer
NEXSTAR BROADCASTING INC (NXST
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, DB, RBC, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXST 8.875 2017
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
325,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
325,000,000
1,500,000,000
1,000,000,000
Public offering price
99.36
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B3/B-
B3/B+
Ba2/BB
Current yield
8.88
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
566
827
459
DWS High Income Fund
2,405,000
2,389,704
0.74%
1.95%
-0.93%
6/30/2010
$
DWS High Income Plus Fund
535,000
531,597
0.16%
1.95%
-1.38%
6/30/2010
$
DWS High Income Trust
155,000
154,014
0.05%
1.95%
-0.98%
6/30/2010
$
DWS High Income VIP
295,000
293,124
0.09%
1.95%
-0.93%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
25,000
24,841
0.01%
1.95%
-7.83%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
190,000
188,792
0.06%
1.95%
-0.34%
6/30/2010
$
DWS Strategic Income Fund - High Yield
290,000
288,156
0.09%
1.95%
0.15%
6/30/2010
$
DWS Strategic Income Trust- High Yield
50,000
49,682
0.02%
1.95%
-0.52%
6/30/2010
$
DWS Strategic Income VIP - High Yield
55,000
54,650
0.02%
1.95%
0.38%
6/30/2010
$
Total
4,000,000
3,974,560
1.22%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

April 1
Underwriting spread or commission
2.00%
2.75%
1.88%
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
65339EAA2
717148AA8
35906AAJ7
Issuer
NEXSTAR BROADCASTING INC (NXST
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, DB, RBC, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXST 8.875 2017
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
325,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
325,000,000
1,500,000,000
1,000,000,000
Public offering price
99.36
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B3/B-
B3/B+
Ba2/BB
Current yield
8.88
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
566
827
459
DWS High Income Fund
2,405,000
2,389,704
0.74%
1.95%
-0.93%
6/30/2010
$
DWS High Income Plus Fund
535,000
531,597
0.16%
1.95%
-1.38%
6/30/2010
$
DWS High Income Trust
155,000
154,014
0.05%
1.95%
-0.98%
6/30/2010
$
DWS High Income VIP
295,000
293,124
0.09%
1.95%
-0.93%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
25,000
24,841
0.01%
1.95%
-7.83%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
190,000
188,792
0.06%
1.95%
-0.34%
6/30/2010
$
DWS Strategic Income Fund - High Yield
290,000
288,156
0.09%
1.95%
0.15%
6/30/2010
$
DWS Strategic Income Trust- High Yield
50,000
49,682
0.02%
1.95%
-0.52%
6/30/2010
$
DWS Strategic Income VIP - High Yield
55,000
54,650
0.02%
1.95%
0.38%
6/30/2010
$
Total
4,000,000
3,974,560
1.22%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Underwriting spread or commission
2.00%
2.75%
2.13%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
718592AK4
717148AA8
35906AAJ7
Issuer
PHILLIPS-VAN HEUSEN CORP (PVH
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, CS, DB, RBC, BBVA,
CREDIT AGRICOLE, FORTIS,
HSBC, SCOTIA, SUNTRST, USBI
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PVH 7.375 2020
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS CAPITAL
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/23/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
600,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
600,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
B2/BB
B3/B+
Ba2/BB
Current yield
7.38
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
Benchmark vs Spread (basis points)
356
827
459
DWS High Income Fund
1,250,000
1,250,000
0.21%
2.20%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
280,000
280,000
0.05%
2.20%
-2.55%
6/30/2010
$
DWS High Income Trust
240,000
240,000
0.04%
2.20%
-2.71%
6/30/2010
$
DWS High Income VIP
160,000
160,000
0.03%
2.20%
-2.50%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
15,000
15,000
0.00%
2.20%
-9.42%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
300,000
300,000
0.05%
2.20%
-1.80%
6/30/2010
$
DWS Strategic Income Fund - High Yield
150,000
150,000
0.03%
2.20%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
80,000
80,000
0.01%
2.20%
-1.90%
6/30/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.00%
2.20%
-0.44%
6/30/2010
$
Total
2,500,000
2,500,000
0.42%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or commission
2.00%
2.75%
2.00%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723456AL3
717148AA8
35906AAJ7
Issuer
PINNACLE ENTERTAINMENT INC (PNK
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, AGRICOLE, DB, JPM,
UBS, CAPITAL
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PNK 8.75 2020
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN SECURITIES
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
350,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
350,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Rating
Caa1/B
B3/B+
Ba2/BB
Current yield
8.75
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
Benchmark vs Spread (basis points)
502
827
459
DWS High Income Fund
30,000
30,000
0.01%
0.00%
0.21%
4/30/2010
$
DWS High Income Plus Fund
15,000
15,000
0.00%
0.00%
0.50%
4/30/2010
$
DWS High Income Trust
370,000
370,000
0.11%
0.00%
0.00%
4/30/2010
$
DWS High Income VIP
35,000
35,000
0.01%
0.00%
0.16%
4/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
10,000
10,000
0.00%
0.00%
-0.92%
4/30/2010
$
DWS Multi Market Income Trust- High Yield
415,000
415,000
0.12%
0.00%
0.10%
4/30/2010
$
DWS Strategic Income Fund - High Yield
10,000
10,000
0.00%
0.00%
0.21%
4/30/2010
$
DWS Strategic Income Trust- High Yield
115,000
115,000
0.03%
0.00%
0.07%
4/30/2010
$
Total
1,000,000
1,000,000
0.29%
^The Security and Fund Performance is calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 00439TAD9 12429TAA2 26817CAA9
Issuer ACCURIDE CORP BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters CS, DB BAC, BCLY, DB BAC,
BCLY, CITI, DB
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security ACUZ 9 1/2 08/01/18 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager
of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/22/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 310,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 310,000,000 1,500,000,000 4,000,000,000
Public offering price 97.29 98.66 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 2.50% 2.50%
2.75%
Rating B2/B B3/B- B1/B
Current yield 9.50 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 745 743 794
DWS High Income Fund 1,175,000 $ 1,143,134
0.37% 7.41% 4.04% 9/30/2010
DWS High Income Plus Fund 280,000 $ 272,406
0.09% 7.41% 4.23% 9/30/2010
DWS High Income Trust 80,000 $ 77,830 0.03%
7.41% 5.05% 9/30/2010
DWS High Income VIP 155,000 $ 150,796 0.05%
7.41% 3.73% 9/30/2010
DWS Multi Market Income Trust- High Yield
105,000 $ 102,152 0.03% 7.41% 5.07% 9/30/2010
DWS Strategic Income Fund - High Yield 155,000
$ 150,796 0.05% 7.41% 2.85% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
$ 24,322 0.01% 7.41% 4.91% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
$ 24,322 0.01% 7.41% 2.86% 9/30/2010
Total 2,000,000 1,945,760 0.63%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison Security
CUSIP 1248EPAR4 319963AW4 629377BH4
Issuer CCO HLDGS LLC/CAP CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BAC, CITI, CS, DB, UBS, CREDIT
AGRICOLE, GS, JPM, MS, RBC, USBI
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security CHTR 7 1/4 10/30/17 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/20/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 1,000,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.64% 1.88%
1.25%
Rating B2/B B1/B+ B1/BBCurrent
yield 7.25 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 515 644 561
DWS High Income Fund 4,005,000 $ 4,005,000 0.40%
0.88% 0.68% 9/30/2010
DWS High Income Plus Fund 955,000 $ 955,000 0.10%
0.88% 0.92% 9/30/2010
DWS High Income Trust 535,000 $ 535,000 0.05%
0.88% 0.62% 9/30/2010
DWS High Income VIP 520,000 $ 520,000 0.05% 0.88%
0.60% 9/30/2010
DWS Multi Market Income Trust- High Yield 690,000
$ 690,000 0.07% 0.88% 0.72% 9/30/2010
DWS Strategic Income Fund - High Yield 520,000
$ 520,000 0.05% 0.88% 0.42% 9/30/2010
DWS Strategic Income Trust- High Yield 185,000
 $ 185,000 0.02% 0.88% 0.73% 9/30/2010
DWS Strategic Income VIP - High Yield 90,000
$ 90,000 0.01% 0.88% 0.51% 9/30/2010
Total 7,500,000 7,500,000 0.75%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 15089QAA2 319963AW4 629377BH4
Issuer CELANESE US HOLDINGS LLC FIRST DATA
 CORPORATION NRG ENERGY INC
Underwriters BAC, DB, BCLY, CITI, COMMERZ, GS,
HSBC, JPM, MITSUBISHI UFJ, RBC
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CE 6 5/8 10/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/15/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to QIBs
600,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 600,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.88% 1.25%
Rating Ba3/BB- B1/B+ B1/BBCurrent
yield 6.63 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 433 644 561
DWS High Income Fund 1,510,000 $ 1,510,000 0.25%
1.38% 1.10% 9/30/2010
DWS High Income Plus Fund 360,000 $ 360,000
0.06% 1.38% 1.22% 9/30/2010
DWS High Income Trust 200,000 $ 200,000 0.03%
1.38% 1.14% 9/30/2010
DWS High Income VIP 200,000 $ 200,000 0.03% 1.38%
1.06% 9/30/2010
DWS Multi Market Income Trust- High Yield 260,000
$ 260,000 0.04% 1.38% 1.27% 9/30/2010
DWS Strategic Income Fund - High Yield 195,000
$ 195,000 0.03% 1.38% 0.83% 9/30/2010
DWS Strategic Income Trust- High Yield 70,000
 $ 70,000 0.01% 1.38% 1.28% 9/30/2010
DWS Strategic Income VIP - High Yield 35,000
$ 35,000 0.01% 1.38% 0.77% 9/30/2010
Total 2,830,000 2,830,000 0.47%
^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 165167CE5 46122EAA3 880349AM7
Issuer CHESAPEAKE ENERGY CORP INVENTIV HEALTH
INC TENNECO INC
Underwriters BAC, BCLY, CS, MS, WELLS, BNP,
CITI, AGRICOLE, DB, GS, RBS,
SUNTRUST, UBS, BBVA, BMO,
BOSC, CAPITAL
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CHK 6 7/8 08/15/18 VTIV 10 2018
TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/9/2010
7/28/2010 7/29/2010
Total dollar amount of offering sold to QIBs
600,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
 public offering - - -
Total 600,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.63%
2.50% 2.00%
Rating BA3/BB Caa1/B- B2/B
Current yield 5.83 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 451 739 517
DWS Dreman Value Income Edge Fund, High Yield 500,000
 $ 500,000 0.08% 4.75% 3.40% 9/30/2010
DWS High Income Fund 1,395,000 $ 1,395,000 0.23%
 4.75% 2.45% 9/30/2010
DWS High Income Plus Fund 330,000 $ 330,000 0.06%
4.75% 2.48% 9/30/2010
DWS High Income Trust 280,000 $ 280,000 0.05%
 4.75% 3.07% 9/30/2010
DWS High Income VIP 185,000 $ 185,000 0.03% 4.75%
2.30% 9/30/2010
DWS Multi Market Income Trust- High Yield 350,000
$ 350,000 0.06% 4.75% 3.00% 9/30/2010
DWS Strategic Income Fund - High Yield 180,000
 $ 180,000 0.03% 4.75% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 95,000
$ 95,000 0.02% 4.75% 2.97% 9/30/2010
DWS Strategic Income VIP - High Yield 30,000
$ 30,000 0.01% 4.75% 1.80% 9/30/2010
Total 3,345,000 3,345,000 0.56%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 165167CF2 46122EAA3 880349AM7
Issuer CHESAPEAKE ENERGY CORP INVENTIV
HEALTH INC TENNECO INC
Underwriters BAC, BCLY, CS, MS, WELLS,
BNP,
CITI, AGRICOLE, DB, GS, RBS,
SUNTRUST, UBS, BBVA, BMO,
BOSC, CAPITAL
BAC, CITI, CS, DB CITI, DB, MS, RBC,
WELLS
Years of continuous operation,
including predecessors > 3 years > 3 years > 3 years
Security CHK 6 5/8 08/15/20 VTIV
10 2018 TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/9/2010 7/28/2010 7/29/2010
Total dollar amount of offering sold to QIBs 1,400,000,000
2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,400,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.63%
2.50% 2.00%
Rating Ba3/BB Caa1/B- B2/B
Current yield 6.63 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 380 739 517
DWS High Income Fund 2,790,000 $ 2,790,000 0.20%
3.63% 2.45% 9/30/2010

DWS High Income Plus Fund 660,000 $ 660,000 0.05%
3.63% 2.48% 9/30/2010
DWS High Income Trust 555,000 $ 555,000 0.04%
3.63% 3.07% 9/30/2010
DWS High Income VIP 365,000 $ 365,000 0.03%
3.63% 2.30% 9/30/2010
DWS Multi Market Income Trust- High Yield 705,000
$ 705,000 0.05% 3.63% 3.00% 9/30/2010
DWS Strategic Income Fund - High Yield 360,000
$ 360,000 0.03% 3.63% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 190,000
 $ 190,000 0.01% 3.63% 2.97% 9/30/2010
DWS Strategic Income VIP - High Yield 60,000
$ 60,000 0.00% 3.63% 1.80% 9/30/2010
Total 5,685,000 5,685,000 0.41%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 210795PW4 023771RS9 909279BJ7
Issuer CONTINENTAL AIRLINES INC DELTA AIRLINES
UNITED AIRLINES
Underwriters CS, MS, CITI, GS, UBS, CREDIT
AGRICOLE, DB
BCLY, JPM, UBS GS, JPM, MS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security UAL 6 3/4 09/15/15 DAL 9 1/2
09/15/14 UAL 12 11/1/13
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/4/2010
9/23/2009 1/11/2020
Total dollar amount of offering sold to
QIBs 800,000,000 750,000,000 200,000,000
Total dollar amount of any concurrent
public offering - - -
Total 800,000,000 750,000,000 200,000,000
Public offering price 98.94 98.56 95.32
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.44% 7.50%
Rating Ba2/BB- Ba2/BB- B3/CCC+
Current yield 6.75 8.66 10.65
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 539 744 1,181
DWS Dreman Value Income Edge Fund, High Yield 250,000
$ 247,345 0.03% 2.08% 3.54% 9/30/2010
DWS High Income Fund 535,000 $ 529,318 0.07%
-0.44% -0.38% 8/25/2010
DWS High Income Plus Fund 125,000 $ 123,673 0.02%
 -0.44% -1.05% 8/25/2010
DWS High Income Trust 70,000 $ 69,257 0.01% -0.44%
 -0.31% 8/25/2010
DWS High Income VIP 70,000 $ 69,257 0.01% -0.44%
-0.61% 8/25/2010
DWS Multi Market Income Trust- High Yield 95,000
$ 93,991 0.01% -0.44% 0.25% 8/25/2010
DWS Strategic Income Fund - High Yield 70,000
$ 69,257 0.01% -0.44% 0.25% 8/25/2010
DWS Strategic Income Trust- High Yield 25,000
$ 24,735 0.00% -0.44% 0.25% 8/25/2010
DWS Strategic Income VIP - High Yield 10,000
$ 9,894 0.00% -0.44% 0.52% 8/25/2010
Total 1,250,000 1,236,725 0.15%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 269279AD7 319963AW4 629377BH4
Issuer EXCO RESOURCES INC FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BAC, BNP, JPM, RBC, WELLS, CITI,
COMERICA, DAIWA, DB, KBCM,
MITSUBISHI UFJ, NATIXIS
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security XCO 7 1/2 09/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/10/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 750,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 750,000,000 7,000,000,000 7,000,000,000
Public offering price 98.53 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.88% 1.25%
Rating B3/B B1/B+ B1/BBCurrent
yield 7.50 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 535 644 561
DWS High Income Fund 535,000 $ 527,136 0.07%
0.48% 0.21% 9/30/2010
DWS High Income Plus Fund 130,000 $ 128,089
0.02% 0.48% 0.15% 9/30/2010
DWS High Income Trust 70,000 $ 68,971 0.01%
0.48% 0.21% 9/30/2010
DWS High Income VIP 70,000 $ 68,971 0.01%
0.48% 0.30% 9/30/2010
DWS Multi Market Income Trust- High Yield 90,000
$ 88,677 0.01% 0.48% 0.21% 9/30/2010
DWS Strategic Income Fund - High Yield 70,000
 $ 68,971 0.01% 0.48% 0.42% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
 $ 24,633 0.00% 0.48% 0.22% 9/30/2010
DWS Strategic Income VIP - High Yield 10,000
 $ 9,853 0.00% 0.48% 0.26% 9/30/2010
Total 1,000,000 985,300 0.13%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 302941AH2 319963AW4 629377BH4
Issuer FTI CONSULTING INC FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BAC, GS, JPM, DB, COMERICA,
HSBC, KKR, PNC, RBC,
SANTANDER, SUNTRST, WELLS
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security FCN 6 3/4 10/01/20 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 400,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 400,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating Ba2/BB B1/B+ B1/BBCurrent
yield 6.75 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 400 644 561
DWS High Income Fund 1,510,000 $ 1,510,000
0.38% 0.69% 0.89% 9/30/2010
DWS High Income Plus Fund 360,000 $ 360,000
0.09% 0.69% 1.07% 9/30/2010
DWS High Income Trust 205,000 $ 205,000 0.05%
 0.69% 0.94% 9/30/2010
DWS High Income VIP 195,000 $ 195,000 0.05% 0.69%
0.91% 9/30/2010
DWS Multi Market Income Trust- High Yield 260,000
 $ 260,000 0.07% 0.69% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 195,000
$ 195,000 0.05% 0.69% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 70,000
 $ 70,000 0.02% 0.69% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 35,000
 $ 35,000 0.01% 0.69% 0.68% 9/30/2010
Total 2,830,000 2,830,000 0.71%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 319963AW4 46122EAA3 880349AM7
Issuer FIRST DATA CORPORATION INVENTIV HEALTH INC
TENNECO INC
Underwriters BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security FDC 8 7/8 08/15/20 VTIV 10 2018
TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/11/2010
 7/28/2010 7/29/2010
Total dollar amount of offering sold to
QIBs 510,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 510,000,000 2,000,000,000 1,000,000,000
Public offering price 98.39 100.00 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.88%
2.50% 2.00%
Rating B1/B+ Caa1/B- B2/B
Current yield 8.88 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 644 739 517
DWS High Income Fund 3,745,000 $ 3,684,593
0.72% 5.71% 2.88% 9/30/2010
DWS High Income Plus Fund 885,000 $ 870,725
0.17% 5.71% 3.26% 9/30/2010
DWS High Income Trust 500,000 $ 491,935
0.10% 5.71% 3.72% 9/30/2010
DWS High Income VIP 495,000 $ 487,016 0.10%
5.71% 2.77% 9/30/2010
DWS Multi Market Income Trust- High Yield 635,000
 $ 624,758 0.12% 5.71% 3.43% 9/30/2010
DWS Strategic Income Fund - High Yield 485,000
 $ 477,177 0.09% 5.71% 1.93% 9/30/2010
DWS Strategic Income Trust- High Yield 170,000
$ 167,258 0.03% 5.71% 3.43% 9/30/2010
DWS Strategic Income VIP - High Yield 85,000
$ 83,629 0.02% 5.71% 1.89% 9/30/2010
Total 7,000,000 6,887,090 1.35%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 37244DAA7 319963AW4 629377BH4
Issuer GENON ESCROW CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters CS, DB, GS, JPM, MS, RBC BAC,
CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security GENENE 9 1/2 10/15/18 FDC 8.875
2020 NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/20/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 675,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 675,000,000 7,000,000,000 7,000,000,000
Public offering price 98.62 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.88% 1.25%
Rating B3/B B1/B+ B1/BBCurrent
yield 9.50 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 736 644 561
DWS High Income Fund 1,065,000 $ 1,050,335 0.16%
-1.01% 0.68% 9/30/2010
DWS High Income Plus Fund 255,000 $ 251,489 0.04%
-1.01% 0.92% 9/30/2010
DWS High Income Trust 140,000 $ 138,072 0.02%
-1.01% 0.62% 9/30/2010
DWS High Income VIP 140,000 $ 138,072 0.02% -1.01%
0.60% 9/30/2010
DWS Multi Market Income Trust- High Yield 185,000
$ 182,453 0.03% -1.01% 0.72% 9/30/2010
DWS Strategic Income Fund - High Yield 140,000
$ 138,072 0.02% -1.01% 0.42% 9/30/2010
DWS Strategic Income Trust- High Yield 50,000
 $ 49,312 0.01% -1.01% 0.73% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
 $ 24,656 0.00% -1.01% 0.51% 9/30/2010
Total 2,000,000 1,972,460 0.29%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 38470RAJ0 319963AW4 629377BH4
Issuer GRAHAM PACK CO LP/GPC FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters CITI, DB, GS BAC, CITI, CS, DB, GS,
HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including
 predecessors > 3 years > 3 years > 3 years
Security GRAHAM 8 1/4 10/01/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 250,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 250,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.50%
1.88% 1.25%
Rating Caa1/B- B1/B+ B1/BBCurrent
yield 8.25 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 616 644 561
DWS High Income Fund 1,060,000 $ 1,060,000
0.42% 0.13% 0.89% 9/30/2010
DWS High Income Plus Fund 255,000 $ 255,000
0.10% 0.13% 1.07% 9/30/2010
DWS High Income Trust 145,000 $ 145,000 0.06%
0.13% 0.94% 9/30/2010
DWS High Income VIP 140,000 $ 140,000 0.06%
0.13% 0.91% 9/30/2010
DWS Multi Market Income Trust- High Yield 185,000
 $ 185,000 0.07% 0.13% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 140,000
 $ 140,000 0.06% 0.13% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 50,000
$ 50,000 0.02% 0.13% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
$ 25,000 0.01% 0.13% 0.68% 9/30/2010
Total 2,000,000 2,000,000 0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 38869PAH7 319963AW4 629377BH4
Issuer GRAPHIC PACKAGING INTL FIRST DATA
CORPORATION NRG ENERGY INC
Underwriters BAC, DB, GS, JPM BAC, CITI, CS, DB, GS,
HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security GPK 7 7/8 10/01/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/15/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 250,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 250,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public
offering price N/A N/A N/A
Underwriting spread or commission
1.75% 1.88% 1.25%
Rating B3/B B1/B+ B1/BBCurrent
yield 7.88 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 557 644 561
DWS High Income Fund 535,000 $ 535,000 0.21%
2.13% 1.10% 9/30/2010
DWS High Income Plus Fund 130,000 $ 130,000
0.05% 2.13% 1.22% 9/30/2010
DWS High Income Trust 70,000 $ 70,000 0.03%
2.13% 1.14% 9/30/2010
DWS High Income VIP 70,000 $ 70,000 0.03%
2.13% 1.06% 9/30/2010
DWS Multi Market Income Trust- High Yield 90,000
$ 90,000 0.04% 2.13% 1.27% 9/30/2010
DWS Strategic Income Fund - High Yield 70,000
$ 70,000 0.03% 2.13% 0.83% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
$ 25,000 0.01% 2.13% 1.28% 9/30/2010
DWS Strategic Income VIP - High Yield 10,000
$ 10,000 0.00% 2.13% 0.77% 9/30/2010
Total 1,000,000 1,000,000 0.40%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 428040CC1 319963AW4 629377BH4
Issuer HERTZ CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BCLY, DB, WELLS BAC, CITI,
CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security HTZ 7 1/2 10/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 700,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 700,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating B2/CCC+ B1/B+ B1/BBCurrent
yield 7.50 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 508 644 561
DWS Dreman Value Income Edge Fund, High Yield 250,000
$ 250,000 0.04% -0.13% 1.48% 9/30/2010
DWS High Income Fund 5,340,000 $ 5,340,000 0.76%
-0.13% 0.68% 9/30/2010
DWS High Income Fund 1,600,000 $ 1,600,000 0.23%
-0.13% 0.89% 9/30/2010
DWS High Income Plus Fund 380,000 $ 380,000 0.05%
-0.13% 1.07% 9/30/2010
DWS High Income Plus Fund 1,270,000 $ 1,270,000
0.18% -0.13% 0.92% 9/30/2010
DWS High Income Trust 715,000 $ 715,000 0.10%
-0.13% 0.62% 9/30/2010
DWS High Income Trust 215,000 $ 215,000 0.03%
 -0.13% 0.94% 9/30/2010
DWS High Income VIP 210,000 $ 210,000 0.03%
-0.13% 0.91% 9/30/2010
DWS High Income VIP 695,000 $ 695,000 0.10%
-0.13% 0.60% 9/30/2010
DWS Multi Market Income Trust- High Yield 920,000
 $ 920,000 0.13% -0.13% 0.72% 9/30/2010
DWS Multi Market Income Trust- High Yield 275,000
$ 275,000 0.04% -0.13% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 695,000
 $ 695,000 0.10% -0.13% 0.42% 9/30/2010
DWS Strategic Income Fund - High Yield 210,000
$ 210,000 0.03% -0.13% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 245,000
$ 245,000 0.04% -0.13% 0.73% 9/30/2010
DWS Strategic Income Trust- High Yield 75,000
$ 75,000 0.01% -0.13% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 35,000
$ 35,000 0.01% -0.13% 0.68% 9/30/2010
DWS Strategic Income VIP - High Yield 120,000
$ 120,000 0.02% -0.13% 0.51% 9/30/2010
Total 13,250,000 13,250,000 1.89%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 45824TAA3 97381WAK0 82967NAD0
Issuer INTELSAT JACKSON HLDG WINDSTREAM CORP
SIRIUS XM RADIO INC
Underwriters BCLY, CS, DB, MS, BAC, JPM DB,
GS, MS, BNP, MITSUBISHI UFJ,
SUNTRST
BAC, MS, UBS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security INTEL 7 1/4 10/15/20 WIN 8 1/8 09/01/18
SIRI 8 3/4 04/01/15
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/16/2010 7/12/2020
3/12/2020
Total dollar amount of offering sold to QIBs
 1,000,000,000 400,000,000 800,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 400,000,000 800,000,000
Public offering price 100.00 99.25 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.38%
0.75% 1.88%
Rating B3/B+ Ba3/B+ B3/B+
Current yield 7.12 7.15 6.56
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 530 556 634
DWS Dreman Value Income Edge Fund, High Yield 500,000
 $ 500,000 0.05% 0.25% 1.48% 9/30/2010
DWS High Income Fund 5,335,000 $ 5,335,000 0.53%
0.25% 0.89% 9/30/2010
DWS High Income Plus Fund 1,275,000 $ 1,275,000
0.13% 0.25% 1.07% 9/30/2010
DWS High Income Trust 715,000 $ 715,000 0.07%
0.25% 0.94% 9/30/2010
DWS High Income VIP 695,000 $ 695,000 0.07% 0.25%
0.91% 9/30/2010
DWS Multi Market Income Trust- High Yield 920,000
 $ 920,000 0.09% 0.25% 1.03% 9/30/2010
DWS Strategic Income Fund - High Yield 695,000
 $ 695,000 0.07% 0.25% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 245,000
 $ 245,000 0.02% 0.25% 1.03% 9/30/2010
DWS Strategic Income VIP - High Yield 120,000
$ 120,000 0.01% 0.25% 0.68% 9/30/2010
Total 10,500,000 10,500,000 1.05%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 46122EAA3 12429TAA2 26817CAA9
Issuer INVENTIV HEALTH INC BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters BAC, CITI, CS, DB BAC, BCLY,
 DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security VTIV 10 08/15/18 BWY 10 2018 DCP
10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/28/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 275,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 275,000,000 1,500,000,000 4,000,000,000
Public offering price 100.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.50%
2.50% 2.75%
Rating Caa1/B- B3/B- B1/B
Current yield 10.00 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 739 743 794
DWS High Income Fund 1,180,000 $ 1,180,000
0.43% -1.88% 0.26% 9/30/2010
DWS High Income Plus Fund 280,000 $ 280,000
0.10% -1.88% 0.04% 9/30/2010
DWS High Income Trust 80,000 $ 80,000 0.03%
-1.88% 0.43% 9/30/2010
DWS High Income VIP 155,000 $ 155,000 0.06%
-1.88% 0.00% 9/30/2010
DWS Multi Market Income Trust- High Yield 100,000
$ 100,000 0.04% -1.88% 0.98% 9/30/2010
DWS Strategic Income Fund - High Yield 155,000
$ 155,000 0.06% -1.88% 0.67% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
 $ 25,000 0.01% -1.88% 0.93% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
$ 25,000 0.01% -1.88% 0.86% 9/30/2010
Total 2,000,000 2,000,000 0.73%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 591709AK6 319963AW4 629377BH4
Issuer METROPCS WIRELESS INC FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BCLY, DB, JPM, WELLS BAC, CITI, CS,
DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security PCS 7 7/8 09/01/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/7/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to
 QIBs 1,000,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 7,000,000,000 7,000,000,000
Public offering price 99.28 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.63%
1.88% 1.25%
Rating B2/B B1/B+ B1/BBCurrent
yield 7.88 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 579 644 561
DWS High Income Fund 1,065,000 $ 1,057,300
0.11% 2.49% 2.18% 9/30/2010
DWS High Income Plus Fund 255,000 $ 253,156
0.03% 2.49% 2.29% 9/30/2010
DWS High Income Trust 145,000 $ 143,952 0.01%
2.49% 2.42% 9/30/2010
DWS High Income VIP 135,000 $ 134,024 0.01%
2.49% 1.99% 9/30/2010
DWS Multi Market Income Trust- High Yield 185,000
$ 183,663 0.02% 2.49% 2.22% 9/30/2010
DWS Strategic Income Fund - High Yield 140,000
 $ 138,988 0.01% 2.49% 1.26% 9/30/2010
DWS Strategic Income Trust- High Yield 50,000
 $ 49,639 0.00% 2.49% 2.25% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
$ 24,819 0.00% 2.49% 1.28% 9/30/2010
Total 2,000,000 1,985,540 0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 629377BH4 46122EAA3 880349AM7
Issuer NRG ENERGY INC INVENTIV HEALTH INC TENNECO INC
Underwriters BAC, DB, BNP, CREDIT AGRICOLE,
ING, JPM, MS, RBC
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including
 predecessors > 3 years > 3 years > 3 years
Security NRG 8 1/4 09/01/20 VTIV 10 2018
TEN 7.75 2018
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/17/2010 7/28/2010
 7/29/2010
Total dollar amount of offering sold to QIBs
1,100,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,100,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price
 N/A N/A N/A
Underwriting spread or commission 1.25%
2.50% 2.00%
Rating B1/BB- Caa1/B- B2/B
Current yield 8.25 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 561 739 517
DWS High Income Fund 3,740,000 $ 3,740,000 0.34%
2.50% 2.88% 9/30/2010
DWS High Income Plus Fund 885,000 $ 885,000
0.08% 2.50% 3.26% 9/30/2010
DWS High Income Trust 510,000 $ 510,000 0.05%
2.50% 3.61% 9/30/2010
DWS High Income VIP 490,000 $ 490,000 0.04%
2.50% 2.77% 9/30/2010
DWS Multi Market Income Trust- High Yield 635,000
 $ 635,000 0.06% 2.50% 3.29% 9/30/2010
DWS Strategic Income Fund - High Yield 485,000
$ 485,000 0.04% 2.50% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 170,000
$ 170,000 0.02% 2.50% 3.25% 9/30/2010
DWS Strategic Income VIP - High Yield 85,000
$ 85,000 0.01% 2.50% 1.72% 9/30/2010
Total 7,000,000 7,000,000 0.64%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 65409QAX0 319963AW4 629377BH4
Issuer NIELSEN FINANCE LLC/CO FIRST DATA CORPORATION
 NRG ENERGY INC
Underwriters CS, DB, GS, JPM, MS BAC, CITI, CS,
DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security VNU 7 3/4 10/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering?
 Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
 CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/30/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
750,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 750,000,000 7,000,000,000 7,000,000,000
Public offering price 99.27 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.88% 1.25%
Rating Caa1/B B1/B+ B1/BBCurrent
yield 7.75 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 572 644 561
DWS Balanced Fund - High Yield 15,000 $ 14,890 0.00%
 0.00% 0.00% 9/30/2010
DWS Balanced VIP - High Yield 10,000 $ 9,927 0.00%
 0.00% 0.00% 9/30/2010
DWS High Income Fund 1,160,000 $ 1,151,497 0.15%
0.00% 0.00% 9/30/2010
DWS High Income Plus Fund 275,000 $ 272,984 0.04%
0.00% 0.00% 9/30/2010
DWS High Income Trust 80,000 $ 79,414 0.01% 0.00%
 0.00% 9/30/2010
DWS High Income VIP 150,000 $ 148,901 0.02% 0.00%
0.00% 9/30/2010
DWS Lifecycle Long Range Fund - High Yield 10,000
 $ 9,927 0.00% 0.00% 0.00% 9/30/2010
DWS Multi Market Income Trust- High Yield 100,000
$ 99,267 0.01% 0.00% 0.00% 9/30/2010
DWS Strategic Income Fund - High Yield 150,000
$ 148,901 0.02% 0.00% 0.00% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
 $ 24,817 0.00% 0.00% 0.00% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
 $ 24,817 0.00% 0.00% 0.00% 9/30/2010
Total 2,000,000 1,985,340 0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 676253AA5 12429TAA2 26817CAA9
Issuer OFFSHORE GROUP INVST LTD BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters DB, JEFF, ARCTIC, FBR, JOHNSON
RICE, RS PLATOU
BAC, BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security VTG 11 1/2 08/01/15 BWY 10 2018 DCP
10.375 2017
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased JEFF N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/26/2010 6/8/2010
6/29/2010
Total dollar amount of offering sold to QIBs
1,000,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 1,500,000,000 4,000,000,000
Public offering price 96.36 98.66 100.00
Price paid if other than public offering
price N/A N/A N/A
Underwriting spread or commission 2.25%
2.50% 2.75%
Rating B3/B- B3/B- B1/B
Current yield 11.50 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$ $ $
Benchmark vs Spread (basis points) 1,071 743
794
DWS High Income Fund 2,090,000 $ 2,013,945
0.20% 8.45% 3.54% 9/30/2010
DWS High Income Plus Fund 495,000 $ 476,987
0.05% 8.45% 3.76% 9/30/2010
DWS High Income Trust 140,000 $ 134,905 0.01%
8.45% 4.39% 9/30/2010
DWS High Income VIP 275,000 $ 264,993 0.03%
8.45% 3.25% 9/30/2010
Total 3,000,000 2,890,830 0.29%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
 Security
CUSIP 681936AW0 319963AW4 629377BH4
Issuer OMEGA HLTHCARE INVESTORS FIRST
DATA CORPORATION NRG ENERGY INC
Underwriters BAC, DB, JEFF, UBS, CREDIT
AGRICOLE, RBC, STIFEL
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security OHI 6 3/4 10/15/22 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/29/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
225,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 225,000,000 7,000,000,000 7,000,000,000
Public offering price 98.98 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
1.88% 1.25%
Rating Ba2/BB+ B1/B+ B1/BBCurrent
yield 6.75 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 441 644 561
DWS High Income Fund 925,000 $ 915,602 0.41%
0.02% 0.21% 9/30/2010
DWS High Income Plus Fund 220,000 $ 217,765 0.10%
 0.02% 0.77% 9/30/2010
DWS High Income Trust 185,000 $ 183,120 0.08%
0.02% 0.21% 9/30/2010
DWS High Income VIP 120,000 $ 118,781 0.05% 0.02%
 0.15% 9/30/2010
DWS Multi Market Income Trust- High Yield 240,000
$ 237,562 0.11% 0.02% 0.10% 9/30/2010
DWS Strategic Income Fund - High Yield 120,000
$ 118,781 0.05% 0.02% 0.21% 9/30/2010
DWS Strategic Income Trust- High Yield 65,000
$ 64,340 0.03% 0.02% 0.15% 9/30/2010
DWS Strategic Income VIP - High Yield 20,000
$ 19,797 0.01% 0.02% 0.08% 9/30/2010
Total 1,895,000 1,875,747 0.83%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 75281AAL3 12429TAA2 26817CAA9
Issuer RANGE RESOURCES CORP BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters BAC, JPM, WELLS, BCLY, BBVA,
BMO, CAPITAL, CITI, COMERICA,
CS, DB
BAC, BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security RRC 6 3/4 08/01/20 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/29/2010 6/8/2010
6/29/2010
Total dollar amount of offering sold to QIBs
500,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 500,000,000 1,500,000,000 4,000,000,000
Public offering price 100.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
2.50% 2.75%
Rating Ba3/BB B3/B- B1/B
Current yield 6.75 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 375 743 794
DWS High Income Fund 800,000 $ 800,000 0.16% 3.38%
2.88% 9/30/2010
DWS High Income Plus Fund 190,000 $ 190,000 0.04%
3.38% 3.45% 9/30/2010
DWS High Income Trust 105,000 $ 105,000 0.02%
3.38% 3.72% 9/30/2010
DWS High Income VIP 105,000 $ 105,000 0.02%
3.38% 2.77% 9/30/2010
DWS Multi Market Income Trust- High Yield 140,000
 $ 140,000 0.03% 3.38% 3.97% 9/30/2010
DWS Strategic Income Fund - High Yield 105,000
 $ 105,000 0.02% 3.38% 2.37% 9/30/2010
DWS Strategic Income Trust- High Yield 35,000
 $ 35,000 0.01% 3.38% 3.89% 9/30/2010
DWS Strategic Income VIP - High Yield 20,000
 $ 20,000 0.00% 3.38% 2.42% 9/30/2010
Total 1,500,000 1,500,000 0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 758766AE9 46122EAA3 880349AM7
Issuer REGAL ENTERTAINMENT GRP INVENTIV
HEALTH INC TENNECO INC
Underwriters BAC, BCLY, CS, DB BAC, CITI, CS,
DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security RGC 9 1/8 08/15/18 VTIV 10 2018
TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
 purchased CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/10/2010
7/28/2010 7/29/2010
Total dollar amount of offering sold to QIBs
 275,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 275,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
 2.50% 2.00%
Rating B3/B- Caa1/B- B2/B
Current yield 9.13 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 676 739 517
DWS High Income Fund 1,070,000 $ 1,070,000
0.39% 4.75% 2.66% 9/30/2010
DWS High Income Plus Fund 255,000 $ 255,000
0.09% 4.75% 2.64% 9/30/2010
DWS High Income Trust 140,000 $ 140,000
 0.05% 4.75% 3.18% 9/30/2010
DWS High Income VIP 140,000 $ 140,000 0.05%
4.75% 2.46% 9/30/2010
DWS Multi Market Income Trust- High Yield 180,000
 $ 180,000 0.07% 4.75% 3.11% 9/30/2010
DWS Strategic Income Fund - High Yield 140,000
 $ 140,000 0.05% 4.75% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 50,000
 $ 50,000 0.02% 4.75% 3.05% 9/30/2010
DWS Strategic Income VIP - High Yield 25,000
$ 25,000 0.01% 4.75% 1.72% 9/30/2010
Total 2,000,000 2,000,000 0.73%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 784635AM6 46122EAA3 880349AM7
Issuer SPX CORP INVENTIV HEALTH INC TENNECO INC
Underwriters BAC, DB, JPM, COMMERZ,
MITSUBISHI UFJ
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security SPW 6 7/8 09/01/17 VTIV 10 2018 TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/10/2010 7/28/2010
 7/29/2010
Total dollar amount of offering sold to QIBs
600,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 600,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 1.75%
2.50% 2.00%
Rating Ba1/BB+ Caa1/B- B2/B
Current yield 6.88 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 472 739 517
DWS High Income Fund 985,000 $ 985,000 0.16% 5.13%
2.66% 9/30/2010
DWS High Income Plus Fund 230,000 $ 230,000 0.04%
5.13% 2.64% 9/30/2010
DWS High Income Trust 195,000 $ 195,000 0.03%
5.13% 3.18% 9/30/2010
DWS High Income VIP 130,000 $ 130,000 0.02%
 5.13% 2.46% 9/30/2010
DWS Multi Market Income Trust- High Yield 250,000
$ 250,000 0.04% 5.13% 3.11% 9/30/2010
DWS Strategic Income Fund - High Yield 125,000
$ 125,000 0.02% 5.13% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 65,000
 $ 65,000 0.01% 5.13% 3.05% 9/30/2010
DWS Strategic Income VIP - High Yield 20,000
$ 20,000 0.00% 5.13% 1.72% 9/30/2010
Total 2,000,000 2,000,000 0.33%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 812350AC0 319963AW4 629377BH4
Issuer SEARS HOLDING CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BAC, BCLY, CITI, DB, GS, WELLS
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security SHLD 6 5/8 10/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/30/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
1,000,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.58%
1.88% 1.25%
Rating Ba1/BB+ B1/B+ B1/BBCurrent
yield 6.63 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 451 644 561
DWS Balanced Fund - High Yield 25,000 $ 25,000
0.00% 0.78% 0.00% 9/30/2010
DWS Balanced VIP - High Yield 10,000 $ 10,000
0.00% 0.78% 0.00% 9/30/2010
DWS High Income Fund 2,640,000 $ 2,640,000 0.26%
0.78% 0.00% 9/30/2010
DWS High Income Plus Fund 625,000 $ 625,000
 0.06% 0.78% 0.00% 9/30/2010
DWS High Income Trust 355,000 $ 355,000 0.04%
0.78% 0.00% 9/30/2010
DWS High Income VIP 345,000 $ 345,000 0.03%
0.78% 0.00% 9/30/2010
DWS Lifecycle Long Range Fund - High Yield 30,000
$ 30,000 0.00% 0.78% 0.00% 9/30/2010
DWS Multi Market Income Trust- High Yield 450,000
$ 450,000 0.05% 0.78% 0.00% 9/30/2010
DWS Strategic Income Fund - High Yield 340,000
 $ 340,000 0.03% 0.78% 0.00% 9/30/2010
DWS Strategic Income Trust- High Yield 120,000
 $ 120,000 0.01% 0.78% 0.00% 9/30/2010
DWS Strategic Income VIP - High Yield 60,000
$ 60,000 0.01% 0.78% 0.00% 9/30/2010
Total 5,000,000 5,000,000 0.50%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 85771TAH7 46122EAA3 880349AM7
Issuer STATS CHIPPAC LTD INVENTIV HEALTH INC TENNECO INC
Underwriters CS, DB BAC, CITI, CS, DB CITI, DB, MS, RBC,
WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security STATSP 7 1/2 08/12/15 VTIV 10 2018 TEN 7.75 2018
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
CS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/4/2010 7/28/2010 7/29/2010
Total dollar amount of offering sold to QIBs 600,000,000
 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
 public offering - - -
Total 600,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00% 2.50% 2.00%
Rating Ba1/BB+ Caa1/B- B2/B
Current yield 7.50 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 597 739 517
DWS High Income Fund 2,160,000 $ 2,160,000 0.36%
7.96% 2.45% 9/30/2010
DWS High Income Plus Fund 510,000 $ 510,000 0.09%
7.96% 2.48% 9/30/2010
DWS High Income Trust 290,000 $ 290,000 0.05%
7.96% 3.18% 9/30/2010
DWS High Income VIP 285,000 $ 285,000 0.05% 7.96%
2.30% 9/30/2010
DWS Multi Market Income Trust- High Yield 375,000
$ 375,000 0.06% 7.96% 3.32% 9/30/2010
DWS Strategic Income Fund - High Yield 280,000
$ 280,000 0.05% 7.96% 1.93% 9/30/2010
DWS Strategic Income Trust- High Yield 100,000
$ 100,000 0.02% 7.96% 3.27% 9/30/2010
Total 4,000,000 4,000,000 0.67%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 86183PAE2 00439TAD9 63934EAM0
Issuer STONERIDGE INC ACCURIDE CORP NAVISTAR INTL CORP
Underwriters DB, JPM, COMERICA, FIFTH THIRD,
PNC
CS, DB BoFA, CITI, CS, DB, GS, JPM, RBC,
SCOTIA, UBS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security SRI 9 1/2 10/15/17 ACUZ 9 1/2 8/1/18
NAV 8 1/4 11/1/21
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/24/2010 7/22/2010
10/22/2009
Total dollar amount of offering sold to
QIBs 175,000,000 310,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 175,000,000 310,000,000 1,000,000,000
Public offering price 100.00 97.29 96.33
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.29%
2.71% 5.50%
Rating B3/B+ B2/B B1/BBCurrent
yield 8.74 8.89 7.57
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 813 745 495
DWS Dreman Value Income Edge Fund, High Yield 500,000
$ 500,000 0.29% 2.50% 1.01% 9/30/2010
DWS High Income Fund 500,000 $ 500,000 0.29%
1.50% 0.00% 9/24/2010
Total 1,000,000 1,000,000 0.57%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 87263GAA1 319963AW4 629377BH4
Issuer TPC GROUP LLC FIRST DATA CORPORATION
 NRG ENERGY INC
Underwriters DB, JPM, MBL, OPCO BAC, CITI,
CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security TPCG 8 1/4 10/01/17 FDC 8.875
2020 NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/29/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
350,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 350,000,000 7,000,000,000 7,000,000,000
Public offering price 99.35 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating B1/B+ B1/B+ B1/BBCurrent
yield 8.25 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 651 644 561
DWS High Income Fund 540,000 $ 536,490 0.15%
3.67% 0.21% 9/30/2010
DWS High Income Plus Fund 125,000 $ 124,188 0.04%
3.67% 0.77% 9/30/2010
DWS High Income Trust 70,000 $ 69,545 0.02% 3.67%
 3.29% 9/30/2010
DWS High Income VIP 70,000 $ 69,545 0.02% 3.67%
 0.15% 9/30/2010
DWS Multi Market Income Trust- High Yield 90,000
$ 89,415 0.03% 3.67% 0.10% 9/30/2010
DWS Strategic Income Fund - High Yield 70,000
$ 69,545 0.02% 3.67% 0.21% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
$ 24,838 0.01% 3.67% 0.15% 9/30/2010
DWS Strategic Income VIP - High Yield 10,000
$ 9,935 0.00% 3.67% 0.08% 9/30/2010
Total 1,000,000 993,500 0.28%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 880349AM7 12429TAA2 26817CAA9
Issuer TENNECO INC BWAY HOLDING CO DYNCORP
INTERNTL INC
Underwriters CITI, DB, MS, RBC, WELLS BAC, BCLY, DB
BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security TEN 7 3/4 08/15/18 BWY 10 2018 DCP 10.375 2017
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/29/2010 6/8/2010
6/29/2010
Total dollar amount of offering sold to QIBs
225,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 225,000,000 1,500,000,000 4,000,000,000
Public offering price 100.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
2.50% 2.75%
Rating B2/B B3/B- B1/B
Current yield 7.75 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 517 743 794
DWS High Income Fund 535,000 $ 535,000 0.24%
2.25% 2.88% 9/30/2010
DWS High Income Plus Fund 125,000 $ 125,000
0.06% 2.25% 3.45% 9/30/2010
DWS High Income Trust 70,000 $ 70,000 0.03%
2.25% 3.72% 9/30/2010
DWS High Income VIP 70,000 $ 70,000 0.03%
2.25% 2.77% 9/30/2010
DWS Multi Market Income Trust- High Yield 95,000
$ 95,000 0.04% 2.25% 3.97% 9/30/2010
DWS Strategic Income Fund - High Yield 70,000
$ 70,000 0.03% 2.25% 2.37% 9/30/2010
DWS Strategic Income Trust- High Yield 25,000
 $ 25,000 0.01% 2.25% 3.89% 9/30/2010
DWS Strategic Income VIP - High Yield 10,000
 $ 10,000 0.00% 2.25% 2.42% 9/30/2010
Total 1,000,000 1,000,000 0.44%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 89236NAA6 46122EAA3 880349AM7
Issuer TOYS R US DELAWARE INC INVENTIV HEALTH INC
TENNECO INC
Underwriters BAC, CITI, DB, JPM, CS, GS, HSBC,
UBS, WELLS
BAC, CITI, CS, DB CITI, DB, MS, RBC, WELLS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security TOY 7 3/8 09/01/16 VTIV 10 2018
TEN 7.75 2018
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 8/16/2010
7/28/2010 7/29/2010
Total dollar amount of offering sold to QIBs
350,000,000 2,000,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 350,000,000 2,000,000,000 1,000,000,000
Public offering price 100.00 100.00 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.65%
2.50% 2.00%
Rating B1/BB- Caa1/B- B2/B
Current yield 7.38 10.00 7.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 567 739 517
DWS High Income Fund 1,510,000 $ 1,510,000 0.43%
 2.13% 3.10% 9/30/2010
DWS High Income Plus Fund 355,000 $ 355,000 0.10%
2.13% 3.57% 9/30/2010
DWS High Income Trust 205,000 $ 205,000 0.06%
2.13% 3.83% 9/30/2010
DWS High Income VIP 200,000 $ 200,000 0.06% 2.13%
2.93% 9/30/2010
DWS Multi Market Income Trust- High Yield 260,000
$ 260,000 0.07% 2.13% 3.50% 9/30/2010
DWS Strategic Income Fund - High Yield 195,000
 $ 195,000 0.06% 2.13% 1.72% 9/30/2010
DWS Strategic Income Trust- High Yield 70,000
 $ 70,000 0.02% 2.13% 3.48% 9/30/2010
DWS Strategic Income VIP - High Yield 35,000
 $ 35,000 0.01% 2.13% 1.72% 9/30/2010
Total 2,830,000 2,830,000 0.81%
^The Security and Fund Performance is calculated
 based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 902730AA8 319963AW4 629377BH4
Issuer UHS ESCROW CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters DB, JPM, CREDIT AGRICOLE,
MITSUBISHI UFJ, RBC, SUNTRST
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security UHS 7 10/01/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPM N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/15/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 250,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 250,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.50%
1.88% 1.25%
Rating B1/B+ B1/B+ B1/BBCurrent
yield 7.00 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 463 644 561
DWS High Income Fund 500,000 $ 500,000 0.20% 2.41%
0.42% 9/30/2010
Total 500,000 500,000 0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 92834UAA0 319963AW4 629377BH4
Issuer VISANT CORP FIRST DATA CORPORATION
NRG ENERGY INC
Underwriters BAC, BCLY, CS, DB, GS, KKR
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security VISANT 10 10/01/17 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of
offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased GS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/17/2010 8/11/2010
8/17/2010
Total dollar amount of offering sold to QIBs
750,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
 public offering - - -
Total 750,000,000 7,000,000,000
 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public o
ffering price N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating Caa1/B- B1/B+ B1/BBCurrent
yield 10.00 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 788 644 561
DWS High Income Fund 3,535,000 $ 3,535,000
0.47% 3.25% 0.68% 9/30/2010
DWS High Income Plus Fund 845,000 $ 845,000 0.11%
3.25% 1.70% 9/30/2010
DWS High Income Trust 235,000 $ 235,000 0.03%
3.25% 0.83% 9/30/2010
DWS High Income VIP 460,000 $ 460,000 0.06% 3.25%
0.76% 9/30/2010
DWS Multi Market Income Trust- High Yield 305,000
 $ 305,000 0.04% 3.25% 0.82% 9/30/2010
DWS Strategic Income Fund - High Yield 460,000
 $ 460,000 0.06% 3.25% 0.62% 9/30/2010
DWS Strategic Income Trust- High Yield 80,000
 $ 80,000 0.01% 3.25% 0.88% 9/30/2010
DWS Strategic Income VIP - High Yield 80,000
$ 80,000 0.01% 3.25% 0.59% 9/30/2010
Total 6,000,000 6,000,000 0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 93443TAA4 319963AW4 629377BH4
Issuer WARNER CHILCOTT CO LLC FIRST DATA
CORPORATION NRG ENERGY INC
Underwriters BAC, GS, JPM, BAC,CITI, CS, DB,
MS, UBS
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security WCRX 7 3/4 09/15/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/24/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 1,250,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,250,000,000 7,000,000,000 7,000,000,000
Public offering price 102.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.25%
1.88% 1.25%
Rating B3/B+ B1/B+ B1/BBCurrent
yield 7.75 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 514 644 561
DWS High Income Fund 3,200,000 $ 3,264,000
0.26% 0.86% 0.63% 9/30/2010
DWS High Income Plus Fund 765,000 $ 780,300
0.06% 0.86% 1.07% 9/30/2010
DWS High Income Trust 430,000 $ 438,600
0.04% 0.86% 0.52% 9/30/2010
DWS High Income VIP 420,000 $ 428,400 0.03%
0.86% 0.60% 9/30/2010
DWS Multi Market Income Trust- High Yield 545,000
$ 555,900 0.04% 0.86% 0.62% 9/30/2010
DWS Strategic Income Fund - High Yield 415,000
$ 423,300 0.03% 0.86% 0.42% 9/30/2010
DWS Strategic Income Trust- High Yield 150,000
 $ 153,000 0.01% 0.86% 0.59% 9/30/2010
DWS Strategic Income VIP - High Yield 75,000
$ 76,500 0.01% 0.86% 0.42% 9/30/2010
Total 6,000,000 6,120,000 0.49%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 952355AG0 319963AW4 629377BH4
Issuer WEST CORP FIRST DATA CORPORATION NRG
ENERGY INC
Underwriters DB, GS, MS, WELLS BAC, CITI, CS, DB,
GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security WSTC 8 5/8 10/01/18 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased WELLS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/30/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to QIBs
500,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 500,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 2.00%
1.88% 1.25%
Rating B3/B B1/B+ B1/BBCurrent
yield 8.63 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 651 644 561
DWS Balanced Fund - High Yield 10,000 $ 10,000
0.00% 0.00% 0.00% 9/30/2010
DWS Balanced VIP - High Yield 10,000 $ 10,000
 0.00% 0.00% 0.00% 9/30/2010
DWS High Income Fund 565,000 $ 565,000 0.11%
0.00% 0.00% 9/30/2010
DWS High Income Plus Fund 135,000 $ 135,000
0.03% 0.00% 0.00% 9/30/2010
DWS High Income Trust 40,000 $ 40,000 0.01%
0.00% 0.00% 9/30/2010
DWS High Income VIP 75,000 $ 75,000 0.02%
0.00% 0.00% 9/30/2010
DWS Lifecycle Long Range Fund - High Yield 10,000
$ 10,000 0.00% 0.00% 0.00% 9/30/2010
DWS Multi Market Income Trust- High Yield 50,000
$ 50,000 0.01% 0.00% 0.00% 9/30/2010
DWS Strategic Income Fund - High Yield 75,000
$ 75,000 0.02% 0.00% 0.00% 9/30/2010
DWS Strategic Income Trust- High Yield 15,000
$ 15,000 0.00% 0.00% 0.00% 9/30/2010
DWS Strategic Income VIP - High Yield 15,000
$ 15,000 0.00% 0.00% 0.00% 9/30/2010
Total 1,000,000 1,000,000 0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
 Comparison Security
CUSIP 97381WAK0 12429TAA2 26817CAA9
Issuer WINDSTREAM CORP BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters DB, GS, MS, BNP, MITSUBISHI UFJ,
SUNTRST
BAC, BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security WIN 8 1/8 09/01/18 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased MS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/12/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 400,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 400,000,000 1,500,000,000 4,000,000,000
Public offering price 99.25 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
2.50% 2.75%
Rating Ba3/B+ B3/B- B1/B
Current yield 8.25 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 556 743 794
DWS High Income Fund 1,730,000 $ 1,716,990 0.43%
 3.40% 5.39% 9/30/2010
DWS High Income Plus Fund 605,000 $ 600,450
0.15% 3.40% 5.51% 9/30/2010
DWS High Income Trust 300,000 $ 297,744 0.07%
3.40% 6.95% 9/30/2010
DWS High Income VIP 180,000 $ 178,646 0.04%
 3.40% 5.04% 9/30/2010
DWS Multi Market Income Trust- High Yield 535,000
 $ 530,977 0.13% 3.40% 7.10% 9/30/2010
DWS Strategic Income Fund - High Yield 435,000
 $ 431,729 0.11% 3.40% 3.72% 9/30/2010
DWS Strategic Income Trust- High Yield 145,000
 $ 143,910 0.04% 3.40% 6.96% 9/30/2010
DWS Strategic Income VIP - High Yield 70,000
$ 69,474 0.02% 3.40% 3.77% 9/30/2010
Total 4,000,000 3,969,920 0.99%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 983130AQ8 12429TAA2 26817CAA9
Issuer WYNN LAS VEGAS LLC/CORP BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters BAC, DB, JPM, MS, RBC, UBS BAC,
BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security WYNN 7 3/4 08/15/20 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/21/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 1,320,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,320,000,000 1,500,000,000 4,000,000,000
Public offering price 100.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.50%
2.50% 2.75%
Rating Ba3/BB+ B3/B- B1/B
Current yield 7.75 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 484 743 794
DWS High Income Fund 2,140,000 $ 2,140,000
0.16% 4.88% 4.26% 9/30/2010
DWS High Income Plus Fund 505,000 $ 505,000
0.04% 4.88% 4.71% 9/30/2010
DWS High Income Trust 280,000 $ 280,000 0.02%
4.88% 5.39% 9/30/2010
DWS High Income VIP 280,000 $ 280,000 0.02%
4.88% 4.06% 9/30/2010
DWS Multi Market Income Trust- High Yield 370,000
 $ 370,000 0.03% 4.88% 5.29% 9/30/2010
DWS Strategic Income Fund - High Yield 275,000
$ 275,000 0.02% 4.88% 2.85% 9/30/2010
DWS Strategic Income Trust- High Yield 100,000
$ 100,000 0.01% 4.88% 5.23% 9/30/2010
DWS Strategic Income VIP - High Yield 50,000
 $ 50,000 0.00% 4.88% 2.95% 9/30/2010
Total 4,000,000 4,000,000 0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP EI3209075 12429TAA2 26817CAA9
Issuer CONTI-GUMMI FINANCE B.V. BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters COMMERZ, DB, ING, LANDESBANK
HESSEN, UNICREDIT
BAC, BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CONGR 8 1/2 07/15/15 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased RBS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/9/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 750,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
 public offering - - -
Total 750,000,000 1,500,000,000 4,000,000,000
Public offering price 99.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.88%
2.50% 2.75%
Rating NR/NR B3/B- B1/B
Current yield 8.50 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$ $ $
Benchmark vs Spread (basis points) 716 743 794
DWS High Income Fund 1,060,000 $ 1,325,833
0.18% -13.97% 5.62% 9/30/2010
DWS High Income Plus Fund 250,000 $ 312,697
0.04% -13.97% 5.62% 9/30/2010
DWS High Income Trust 140,000 $ 175,110 0.02%
-13.97% 7.07% 9/30/2010
DWS High Income VIP 135,000 $ 168,856 0.02% -13.97%
5.21% 9/30/2010
DWS Multi Market Income Trust- High Yield 180,000
$ 225,142 0.03% -13.97% 7.22% 9/30/2010
DWS Strategic Income Fund - High Yield 135,000
$ 168,856 0.02% -13.97% 3.72% 9/30/2010
DWS Strategic Income Trust- High Yield 50,000
 $ 62,539 0.01% -13.97% 7.12% 9/30/2010
DWS Strategic Income VIP - High Yield 50,000
$ 62,539 0.01% -13.97% 3.95% 9/30/2010
Total 2,000,000 2,501,572 0.33%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP EI3323298 12429TAA2 26817CAA9
Issuer CROWN EURO HOLDINGS SA BWAY HOLDING CO
DYNCORP INTERNTL INC
Underwriters BCLY, BNP, CITI, DB, RBC BAC,
BCLY, DB BAC, BCLY, CITI, DB
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CCK 7 1/8 08/15/18 BWY 10 2018
DCP 10.375 2017
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased BAC N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 7/21/2010
6/8/2010 6/29/2010
Total dollar amount of offering sold to
QIBs 500,000,000 1,500,000,000 4,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 500,000,000 1,500,000,000 4,000,000,000
Public offering price 100.00 98.66 100.00
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 1.75%
2.50% 2.75%
Rating Ba1/BB- B3/B- B1/B
Current yield 7.13 10.00 10.38
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 474 743 794
DWS High Income Fund 965,000 $ 1,236,942 0.25%
-17.99% 4.26% 9/30/2010
DWS High Income Plus Fund 230,000 $ 294,815 0.06%
-17.99% 4.71% 9/30/2010
DWS High Income Trust 190,000 $ 243,543 0.05%
-17.99% 5.39% 9/30/2010
DWS High Income VIP 125,000 $ 160,226 0.03% -
17.99% 4.06% 9/30/2010
DWS Multi Market Income Trust- High Yield 250,000
$ 320,451 0.06% -17.99% 5.29% 9/30/2010
DWS Strategic Income Fund - High Yield 125,000
$ 160,226 0.03% -17.99% 2.85% 9/30/2010
DWS Strategic Income Trust- High Yield 65,000
$ 83,317 0.02% -17.99% 5.23% 9/30/2010
DWS Strategic Income VIP - High Yield 50,000
$ 64,090 0.01% -17.99% 2.95% 9/30/2010
Total 2,000,000 2,563,610 0.51%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP EI4033318 319963AW4 629377BH4
Issuer OI EUROPEAN GROUP BV FIRST DATA CORPORATION
 NRG ENERGY INC
Underwriters BCLY, BNP, CITI, CREDIT AGRICOLE,
DB, JPM, ML
BAC, CITI, CS, DB, GS, HSBC, BNP,
KKR, MIZS, SCOTIA, WELLS
CITI, BAC, DB, BNP, CREDIT
AGRICOLE, ING, JPM, MS, RBC
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security OI 6 3/4 09/15/20 FDC 8.875 2020
NRG 8.25 2020
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased CITI N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 9/10/2010
8/11/2010 8/17/2010
Total dollar amount of offering sold to
QIBs 500,000,000 7,000,000,000 7,000,000,000
Total dollar amount of any concurrent
 public offering - - -
Total 500,000,000 7,000,000,000 7,000,000,000
Public offering price 100.00 98.39 100.00
Price paid if other than public
offering price N/A N/A N/A
Underwriting spread or commission
1.63% 1.88% 1.25%
Rating Ba2/BB+ B1/B+ B1/BBCurrent
yield 6.75 8.88 8.25
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$ $ $
Benchmark vs Spread (basis points) 446 644 561
DWS High Income Fund 985,000 $ 1,253,516 0.25%
-19.26% 1.53% 9/30/2010
DWS High Income Plus Fund 235,000 $ 299,062 0.06%
-19.26% 1.53% 9/30/2010
DWS High Income Trust 195,000 $ 248,158 0.05%
 -19.26% 1.78% 9/30/2010
DWS High Income VIP 130,000 $ 165,439 0.03%
 -19.26% 1.52% 9/30/2010
DWS Multi Market Income Trust- High Yield 255,000
$ 324,514 0.06% -19.26% 1.79% 9/30/2010
DWS Strategic Income Fund - High Yield 130,000
$ 165,439 0.03% -19.26% 1.26% 9/30/2010
DWS Strategic Income Trust- High Yield 70,000
 $ 89,082 0.02% -19.26% 1.80% 9/30/2010
Total 2,000,000 2,545,210 0.51%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


BARCLAYS
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
431318AJ3
92203PAD8
695459AE7
Issuer
HILCORP ENERGY I LP
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HILCRP 8 2020
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to
QIBs
300,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
950,000,000
300,000,000
Public offering price
98.32
98.32
100.53
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/ BB-
B3/CCC+
NR/NR
Current yield
8.3
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
455
494
539
DWS High Income Trust
205,000
201,556
0.07%
-1.34%
3.71%
3/31/2010
$
DWS High Income VIP
215,000
211,388
0.07%
-1.34%
2.71%
3/31/2010
$
DWS High Income Fund
1,660,000
1,632,112
0.54%
-1.34%
2.94%
3/31/2010
$
DWS Strategic Income VIP
35,000
34,412
0.01%
-1.34%
2.38%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
19,664
0.01%
-1.34%
4.68%
3/31/2010
$
DWS High Income Plus Fund
355,000
349,036
0.12%
-1.34%
2.88%
3/31/2010
$
DWS Strategic Income Fund
185,000
181,892
0.06%
-1.34%
2.48%
3/31/2010
$
DWS Multi Market Income Trust
255,000
250,716
0.08%
-1.34%
3.86%
3/31/2010
$
DWS Strategic Income Trust
70,000
68,824
0.02%
-1.34%
3.92%
3/31/2010
$
Total
3,000,000
2,949,450
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
EI0525820
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank, Goldman Sachs,
JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital, Credit Suisse,
Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP Morgan
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 9 5/8 12/01/19
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
665,000,000
425,000,000
500,000,000
Total amount of any
concurrent public offering
0
0
0
Total
665,000,000
425,000,000
500,000,000
Public offering price
97.652
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or
commission
2.50%
2.00%
1.75%
Rating
B3 / B-
B2 / BB-
B3 / B+
Current yield
9.63%
8.37%
8.15%
Benchmark vs Spread (basis
points)
668
533
521
Fund Specific Information
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
4,290,000
4,189,270.80$
0.63%
3.56%
2.95%
12/31/2009
DWS High Income Plus Fund
905,000
883,750.60$
0.13%
3.56%
3.11%
12/31/2009
DWS High Income Trust
530,000
517,555.60$
0.08%
3.56%
3.92%
12/31/2009
DWS High Income VIP
550,000
537,086.00$
0.08%
3.56%
2.99%
12/31/2009
DWS Multi Market Income Trust
610,000
595,677.20$
0.09%
3.56%
3.04%
12/31/2009
DWS Strategic Income Fund
455,000
444,316.60$
0.07%
3.56%
0.83%
12/31/2009
DWS Strategic Income Trust
160,000
156,243.20$
0.02%
3.56%
3.09%
12/31/2009
Total
7,500,000
7,323,900.00$
1.10%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
302203AA2
18451QAA6
527298AN3
Issuer
EXPRO FINANCE LUXEMBOURG
CLEAR CHANNEL WORLDWIDE
LEVEL 3 FINANCING INC
Underwriters
DB, GS
CITI, CS, DB, GS
BAC, BCLY, CITI, CS, DB, JPM, MS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
CCU 9 1/4 12/15/23
LVLT 10 02/01/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
12/18/2009
1/5/2010
Total amount of offering sold to QIBs
1,400,000,000
500,000,000
640,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
500,000,000
640,000,000
Public offering price
96.210
98.320
97.982
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
B1/B+
B2/B
Caa1/CCC
Current yield
8.50
9.25
10.50
Benchmark vs Spread (basis points)
622
602
692
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Trust
1,825,000
1,788,172$
0.28%
1.55%
0.43%
1/6/2010
DWS High Income VIP
395,000
387,029$
0.06%
1.55%
0.46%
1/6/2010
DWS High Income
Fund
115,000
112,679$
0.02%
1.55%
0.55%
1/6/2010
DWS Strategic Income
VIP
235,000
230,258$
0.04%
1.55%
0.45%
1/6/2010
DWS Lifecycle Long
Range Fund
20,000
19,596$
0.00%
1.55%
0.12%
1/6/2010
DWS High Income Plus
Fund
140,000
137,175$
0.02%
1.55%
0.43%
1/6/2010
DWS Strategic Income
Fund
195,000
191,065$
0.03%
1.55%
0.43%
1/6/2010
DWS Multi Market
Income Trust
40,000
39,193$
0.01%
1.55%
0.46%
1/6/2010
DWS Strategic Income
Trust
35,000
34,294$
0.01%
1.55%
0.34%
1/6/2010
Total
3,000,000
2,905,166$
0.45%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
563571AG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
MANITOWOC CO INC
Underwriters
BAC, DB, CS
JPM, DB
BAC, DB, JPM, BNP, CS, MIZUHO
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
5/10/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
400,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Caa1/BB-
Current yield
8.88
8.00
9.00
Benchmark vs Spread (basis points)
539
494
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
550,000
550,000$
0.14%
1.50%
0.00%
2/3/2010
DWS High Income
Plus Fund
120,000
120,000$
0.03%
1.50%
0.00%
2/3/2010
DWS High Income
Trust
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS High Income VIP
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Fund
60,000
60,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Trust
25,000
25,000$
0.01%
1.50%
0.00%
2/3/2010
DWS Strategic Income
VIP
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
Total
1,000,000
990,000$
0.25%
^The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
35906AAG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
New Communications Holdings Inc
Underwriters
BAC, DB, CS
JPM, DB
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
Years of continuous operation,
including
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
FTR 8.5 2020
Is the affiliate a manager or co-manager
of
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which
N/A
N/A
JP MORGAN
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
3/26/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
1,100,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
1,100,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Ba2/BB
Current yield
8.88
8.00
8.25
Benchmark vs Spread (basis points)
539
494
464
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
1,590,000
1,590,000$
0.14%
0.75%
0.21%
3/31/2010
DWS High Income
Plus Fund
350,000
350,000$
0.03%
0.75%
0.80%
3/31/2010
DWS High Income
Trust
205,000
205,000$
0.02%
0.75%
0.21%
3/31/2010
DWS High Income
VIP
195,000
195,000$
0.02%
0.75%
0.15%
3/31/2010
DWS Lifecycle Long
Range Fund
15,000
15,000$
0.00%
0.75%
0.46%
3/31/2010
DWS Multi Market
Income Trust
250,000
250,000$
0.02%
0.75%
0.21%
3/31/2010
DWS Strategic
Income Fund
190,000
190,000$
0.02%
0.75%
0.00%
3/31/2010
DWS Strategic
Income Trust
65,000
65,000$
0.01%
0.75%
0.23%
3/31/2010
DWS Strategic
Income VIP
35,000
785,567$
0.00%
0.75%
0.08%
3/31/2010
Total
2,895,000
3,645,567$
0.26%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.


Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
35906AAC2
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
New Communications Holdings Inc
Underwriters
BAC, DB, CS
JPM, DB
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
Years of continuous operation, including
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
FTR 7.875 2015
Is the affiliate a manager or co-manager of
N/A
N/A
Co-Manager
Name of underwriter or dealer from which
N/A
N/A
JP MORGAN
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
3/26/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
950,000,000
500,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Ba2/BB
Current yield
8.88
8.00
7.88
Benchmark vs Spread (basis points)
539
494
516
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS High Income Fund
530,000
530,000$
0.11%
2.75%
0.21%
3/31/2010
DWS High Income Plus
Fund
115,000
115,000$
0.02%
2.75%
0.80%
3/31/2010
DWS High Income Trust
70,000
70,000$
0.01%
2.75%
0.21%
3/31/2010
DWS High Income VIP
65,000
65,000$
0.01%
2.75%
0.15%
3/31/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
2.75%
0.46%
3/31/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
2.75%
0.21%
3/31/2010
DWS Strategic Income
Fund
60,000
60,000$
0.01%
2.75%
0.00%
3/31/2010
DWS Strategic Income
Trust
20,000
20,000$
0.00%
2.75%
0.23%
3/31/2010
DWS Strategic Income
VIP
10,000
785,567$
0.00%
2.75%
0.08%
3/31/2010
Total
965,000
1,740,567$
0.19%
^The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
300,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BB-
Current yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
$
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
$
Total
2,500,000
2,500,000
0.83%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

BANK OF AMERICA
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
1,500,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,500,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBB-
B2/BB-
Caa1/BB-
Current yield
8.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
513
455
609
DWS High Income Trust
140,000
137,648
0.01%
-1.34%
0.97%
3/31/2010
$
DWS High Income VIP
135,000
132,732
0.01%
-1.34%
0.74%
3/31/2010
$
DWS High Income Fund
1,105,000
1,086,436
0.07%
-1.34%
0.91%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,580
0.00%
-1.34%
0.33%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,832
0.00%
-1.34%
-0.01%
3/31/2010
$
DWS High Income Plus Fund
245,000
240,884
0.02%
-1.34%
0.96%
3/31/2010
$
DWS Strategic Income Fund
125,000
122,900
0.01%
-1.34%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
170,000
167,144
0.01%
-1.34%
0.75%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,244
0.00%
-1.34%
0.76%
3/31/2010
$
Total
2,000,000
1,966,400
0.13%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

BANK OF AMERICA
Co-Manager
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-
manager of offering?
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
950,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
950,000,000
500,000,000
1,400,000,000
Public offering price
98.56
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
494
602
622
DWS High Income Trust
425,000
418,880
0.04%
-0.11%
3.48%
3/31/2010
$
DWS High Income VIP
430,000
423,808
0.05%
-0.11%
2.40%
3/31/2010
$
DWS High Income Fund
3,320,000
3,272,192
0.35%
-0.11%
2.77%
3/31/2010
$
DWS Strategic Income VIP
65,000
64,064
0.01%
-0.11%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,568
0.00%
-0.11%
1.91%
3/31/2010
$
DWS High Income Plus Fund
715,000
704,704
0.08%
-0.11%
2.94%
3/31/2010
$
DWS Strategic Income Fund
360,000
354,816
0.04%
-0.11%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
515,000
507,584
0.05%
-0.11%
3.52%
3/31/2010
$
DWS Strategic Income Trust
140,000
137,984
0.01%
-0.11%
3.52%
3/31/2010
$
Total
6,000,000
5,913,600
0.63%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$



Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
911365AU8
817565BU7
26817CAA9
Issuer
UNITED RENTALS
SERVICE CORP INTERNATIONAL
DYNCORP INTERNTL INC
Underwriters
BAC, MS, WELLS, BCLY
BAC, JPM, MK, RAYJ, SCOTIA,
SUNTRST
CITI,BAC, BCLY, DB, OPCO, LAZ
Years of continuous operation, including
predecessors
>3 years
>3 years
> 3 years
Security
URI 9.25% 12/15/19
SCI 8% 11/15/21
DYNCORP INTERNTL INC 10.375%
7/3/2017 144A
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
N/A
N/A
OPPENHEIMER, LAZARD
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2009
11/10/2009
6/30/2010
Total amount of offering sold to QIBs
150,000,000
500,000,000
455,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
455,000,000
150,000,000
Public offering price
98.382
98.115
100.625
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.25%
2.05%
Rating
B3/B
B1/BB-
B/B1
Current yield
10.38%
8.15%
9.40%
Benchmark vs Spread (basis points)
794
472
601
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
2,150,000
2,163,438$
0.47%
0.50%
0.00%
6/30/2010
DWS High Income
Plus Fund
505,000
508,156$
0.11%
0.50%
0.50%
6/30/2010
DWS High Income
Trust
280,000
281,750$
0.06%
0.50%
0.00%
6/30/2010
DWS High Income VIP
270,000
271,688$
0.06%
0.50%
0.00%
6/30/2010
DWS Multi Market
Income Trust- High
Yield
370,000
372,313$
0.08%
0.50%
0.00%
6/30/2010
DWS Strategic Income
Fund - High Yield
275,000
276,719$
0.06%
0.50%
0.00%
6/30/2010
DWS Strategic Income
Trust- High Yield
100,000
100,625$
0.02%
0.50%
0.00%
6/30/2010
DWS Strategic Income
VIP - High Yield
50,000
50,313$
0.01%
0.50%
0.00%
6/30/2010
DWS Dreman Value
Income Edge Fund,
High Yield
2,000,000
2,012,500$
0.44%
0.50%
-0.29%
6/30/2010
Total
6,000,000
6,037,500$
1.32%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Underwriting spread or
commission
2.00%
2.75%
2.00%
April 1
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
B3YT2Y1
717148AA8
35906AAJ7
Issuer
ZIGGO BOND CO BV
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BNP, CS, DB, GS, ING, JPM
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ZIGGO 8 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to
QIBs
1,208,850,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,208,850,000
1,500,000,000
1,000,000,000
Public offering price
99.27
100.00
100.00
Price paid if other than public offering
price
N/A
N/A
N/A
Rating
B2/B
B3/B+
Ba2/BB
Current yield
8.00
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
June 30, 2010
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
540
827
459
DWS High Income Fund
2,755,000
3,657,928
0.30%
0.00%
-2.63%
6/30/2010
$
DWS High Income Plus Fund
615,000
816,561
0.07%
0.00%
-2.55%
6/30/2010
$
DWS High Income Trust
355,000
471,348
0.04%
0.00%
-2.81%
6/30/2010
$
DWS High Income VIP
355,000
471,348
0.04%
0.00%
-2.50%
6/30/2010
$
DWS Multi Market Income Trust- High
Yield
420,000
557,652
0.05%
0.00%
-1.90%
6/30/2010
$
DWS Strategic Income Fund - High Yield
325,000
431,516
0.04%
0.00%
-0.95%
6/30/2010
$
DWS Strategic Income Trust- High Yield
115,000
152,690
0.01%
19.56%
-1.97%
6/24/2010
$
DWS Strategic Income VIP - High Yield
60,000
79,665
0.01%
19.56%
-0.77%
6/24/2010
$
Total
5,000,000
6,638,709
0.55%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$


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